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THE MERCHANTS NATIONAL BANK DEFINED CONTRIBUTION PROTOTYPE PLAN EXHIBIT 10.2(I)





                             BUCK CONSULTANTS, INC.

                       DEFINED CONTRIBUTION PROTOTYPE PLAN

                                      (#01)

(Revised 04/96)


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                             BUCK CONSULTANTS, INC.
                    DEFINED CONTRIBUTION PROTOTYPE PLAN (#01)


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                                TABLE OF CONTENTS
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Introduction

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Procedures and General Information

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Article 1.        Definitions

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Article 2.        Eligibility and Participation

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Article 3.        Contributions and Allocations

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Article 4.        Cash or Deferred Arrangement (CODA)
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Article 5.        Benefits

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Article 6.        Administration of the Plan

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Article 7.        Management of Funds

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Article 8.        Top-Heavy Provisions

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Article 9.        General Provisions

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Article 10.       Amendment, Merger and Termination

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                                  INTRODUCTION

This Plan and Trust and the Adoption Agreement have been approved as to form by the Internal Revenue Service (IRS) for corporate and non-corporate Employers. The Employer adopts the Plan and Trust by completing and signing the Adoption Agreement. In order to retain prototype status, no changes in the wording of this Plan and Trust, except the elections by the Employer in the Adoption Agreement, can be made.

In general, the approval of this Prototype by the IRS does not constitute a determination as to the qualification of the Plan as adopted by the Employer, nor as to the exempt status of the related Trust. This determination is made by the Employer's local District Director of Internal Revenue upon submission by the Employer of an Application for Determination for Adopters of Master or Prototype, Regional Prototype or Volume Submitter Plans, IRS Form 5307, with a copy of the executed Adoption Agreement, and such additional information and documents as the District Director may require.

This Plan and Trust and Adoption Agreement are instruments having significant legal and tax implications for the Employer. Each Employer must assume the responsibility for the legal and tax aspects pertaining to its Plan. Neither Buck Consultants, Inc. (hereinafter referred to as "Buck") nor its representatives can give any assurance that the Plan as adopted by a given Employer shall be qualified by the IRS. Accordingly, Buck encourages the Employer to consult with its legal and tax advisors to the extent considered necessary.

This Defined Contribution Prototype Plan document #01 may be used in conjunction with the following adoption agreements, which are not paired:

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              Plan Type                  IRS Serial #           Form #
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Non-Standardized Profit-Sharing Plan       D8310525           95361NS-PSI
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Non-Standardized 401(k) Savings Plan       D8310524           95361NS(K)I
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Standardized Profit-Sharing Plan           D7316085           95361S-PSI
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Standardized 401(k) Savings Plan           D7316086           95361S(K)I
===============================================================================


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                       PROCEDURES AND GENERAL INFORMATION

Procedures:

a. The Employer and Trustee(s) should sign enough copies of the Adoption Agreement for all parties needing a copy. This usually includes one for the Employer, one for the Trustee, one for the Plan Administrator, if other than the Trustee, one for Buck, and one for the IRS.

b. One copy should be filed with Buck along with other information, applications, and other documents as required by Buck.

c. The Employer should file the Plan with the IRS (by the due date for filing corporate tax returns for the year in which the Plan is adopted or amended) to obtain a Letter of Determination that the Plan, as established or amended, is qualified. In addition, the Employer must furnish information, reports, and certain documents as required for the IRS, the Department of Labor, Participants, and Beneficiaries receiving any benefits from the Plan.

d. Initial compliance, amendment compliance, and annually recurring services are available for a fee from Buck upon request provided the Plan meets Buck's servicing guidelines. Such services performed by authorization of the Plan Fiduciaries are only of the ministerial and mechanical type. Buck assumes no fiduciary duties on behalf of the Plan nor offers any legal advice. Any information given is presented as information only and not as advice, recommended action, or policy decisions for the Plan.


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General Information:

a. Purpose - This Defined Contribution Prototype Plan and Trust with its Adoption Agreement constitute an employee pension benefit plan created hereby for the exclusive benefit of eligible Employees of the Employer. Prior to satisfaction of all liabilities with respect to the Participants and their Beneficiaries, no part of the corpus or income of the Trust shall at any time be used for or diverted to purposes other than for the exclusive benefit of such Participants or their Beneficiaries.

       It is further the purpose of the Plan to provide benefits in accordance herewith for those Participants who remain in the employ of the Employer until their Account(s) is vested or until they reach Normal Retirement Age, at which time benefits shall be distributed in accordance herewith. It is further the intent to provide other benefits as are set forth in the Adoption Agreement.

b. Name of Plan - The name of the Plan shall be the legal name of the Employer as set forth in the Adoption Agreement followed by the name of the plan as set forth in the Adoption Agreement.

c. Approval of Internal Revenue Service - This Plan is contingent upon and subject to obtaining such initial approval of the District Director of Internal Revenue as may be necessary to establish qualification for income tax purposes pursuant to Section 401 of the Internal Revenue Code of 1986 (Code) and as may be necessary to qualify for tax exemption under the provisions of Section 501 or other applicable provisions of the Code. Any modification or amendment of the Plan may be made if necessary or appropriate to initially qualify or to maintain qualification of the Plan.

       If a final adverse action with respect to initial qualification or requalification is issued by the Internal Revenue Service, the Plan shall be treated as an individually designed plan and the Employer shall no longer participate in this prototype Plan.


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Article 1.  Definitions

The following words and phrases as used in this Plan and Trust (hereinafter referred to as `Plan') shall have the meaning set forth in this Article, unless a different meaning is clearly required by the context. Refer to the same Section number in the Adoption Agreement as in the Plan for cross-reference purposes.

1.01 "Accounts" means the Employer Account, the Participant Account, if any, the Elective Deferral Account, if any, and the Rollover Account, if any.
       (a) "Employer Account" means the account into which shall be credited the Employer contributions made on a Participant's behalf pursuant to Section 3.01 and Section 4.02, if applicable, and investment earnings on those contributions.
       (b) Participant Account" means the account into which shall be credited any after-tax contributions made by a Participant under the terms of the Plan prior to the date this prototype is adopted by the Employer and investment earnings on those contributions. After-tax Participant contributions are not permitted under the terms of this prototype.
       (c) "Elective Deferral Account" means the account into which shall be credited the Elective Deferral Contributions made on a Participant's behalf and investment earnings on those contributions.
       (d) "Rollover Account" means the account into which shall be credited any rollover contributions made by a Participant pursuant to Section
            3.02 of the Plan and investment earnings on those contributions.

1.02 "Actual Contribution Percentage" means, with respect to a specified group of Employees, the average of the ratios, calculated separately for each Employee in that group, of (a) the contributions made by the Employer pursuant to Section 4.02 for the Employee's benefit for that Plan Year, to (b) his Statutory Compensation received during the period the Employee is a Participant or is eligible to become a Participant. For Plan Years beginning after 1988, the Actual Contribution Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one-hundredth of 1%.

1.03 "Actual Deferral Percentage" means, with respect to a specified group of Employees, the average of the ratios, calculated separately for each Employee in that group, of (a) the amount of Elective Deferral Contributions made pursuant to Section 4.01 for a Plan Year, whether or not such Elective Deferral Contributions are returned to the Participant pursuant to Section 4.01(c), to (b) the Employee's Statutory Compensation received during the period the Employee is a Participant or is eligible to become a Participant. For Plan Years beginning after 1988, the Actual Deferral Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one-hundredth of 1%.

1.04 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for calendar years beginning on or after January 1, 1988, and applied to such items and in such manner as the Secretary shall provide.


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1.05   "Affiliated Employer" means any employer which is a member of a controlled group of corporations determined under Section 414(b) of the Code, all trades or businesses under common control as defined in Section 414(c) of the Code, or a member of an affiliated service group as defined in Section 414(m) of the Code and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

1.06   "Age" means actual attained age.

1.07 "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity or any other form following a Participant's retirement or other termination of employment.

1.08 "Beneficiary" means any person, persons or entity named by a Participant by written designation filed with the Plan Administrator to receive benefits payable in the event of the Participant's death. However, if the Participant is married, his spouse shall be deemed to be the Beneficiary unless or until he elects another Beneficiary by a written designation filed with the Plan Administrator. Any such designation shall not be effective without Spousal Consent. If no such designation is in effect at the time of death of the Participant, or if no person, persons or entity so designated shall survive the Participant, the Participant's surviving spouse, if any, shall be deemed to be the Beneficiary; otherwise the Beneficiary shall be the estate of the Participant. The designation of a spouse as Beneficiary shall become null and void in the event of the divorce of the Participant and such spouse, unless the Participant makes a beneficiary designation after the final date of such divorce naming the former spouse as his Beneficiary.

1.09 "Break in Service" means an event affecting forfeitures, which shall be based on the Hours Method for eligibility purposes and computed under one of the following methods as elected in the Adoption Agreement for purposes of vesting:
       (a) Hours Method -- a Break in Service shall occur if the Employee fails to complete more than 500 Hours of Service during any Plan Year.
       (b) Elapsed Time Method -- a Break in Service shall occur as of the Participant's Severance Date if he is not reemployed by the Employer or an Affiliated Employer within one year after a Severance Date. However, if an Employee is absent from work immediately following a period of active employment, irrespective of whether the Employee's employment is terminated, as a result of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of that child by the Employee or for purposes of caring for that child for a period beginning immediately following that birth or placement and that absence from work began on or after the first day of the Plan Year which began in 1985, a Break in Service shall occur only if the Employee does not return to work within two years of his Severance Date.

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            For purpose of this Plan, the term "Severance Date" means the earlier of: (i) the date an Employee quits, retires, is discharged or dies, or (ii) the first anniversary of the date on which an Employee is first absent from service, with or without pay, for any reason such as vacation, sickness, disability, layoff or leave of absence.

            A Break in Service shall not occur during an approved leave of absence or during a period of military service which is included in the Participant's Vesting Service.

1.10 "Code" means the Internal Revenue Code of 1986 as amended from time to time.

1.11 "Compensation" means the cash wages paid to an Employee for services rendered to the Employer, determined in accordance with the selection made in the Adoption Agreement. Notwithstanding the foregoing, Compensation shall be determined prior to any reduction pursuant to a cash or deferred arrangement as defined in Section 402(e)(3) or pursuant to a cafeteria plan as described in Section 125 of the Code. However, for Plan Years beginning after 1988, and prior to January 1, 1994, Compensation for Plan purposes shall not exceed $200,000 per year. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 (OBRA'93) annual compensation limit. The OBRA'93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA'93 annual compensation limit shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA'93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA'93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA'93 annual compensation limit is $150,000. When determining the Compensation of any Participant who is a Highly Compensated Employee, the family aggregation rules of Section 414(q)(6) of the Code shall apply; provided, however, that the term "family" shall include only the Participant's spouse and lineal descendants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of the family aggregation rules, the foregoing Compensation limit is exceeded, then the Compensation to be considered for Plan purposes shall be prorated among the affected individuals on the basis of the individuals' Compensation determined prior to the application of the limitation. However, for the purposes of determining Compensation up to the Social Security Integration Level, the foregoing proration shall not apply.

         For any Owner-Employee or Self-Employed Individual covered by the Plan, "Compensation" means Earned Income which is the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

         If the period for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan Year (i.e., shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by the fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

1.12 "Disability" means total and permanent physical or mental disability, as evidenced by (a) receipt of a Social Security disability pension,
         (b) receipt of disability payments under the Employer's long-term disability program, or (c) certification by a physician or physicians chosen by the Participant and satisfactory to the Plan Administrator.

1.13 "Effective Date" means the date as indicated in the Adoption Agreement as the Effective Date of the Plan. The Effective Date of an amendment and restatement of the Plan shall also be the date indicated as such by the Employer in the Adoption Agreement.

1.14 "Elective Deferral Contributions" means all amounts contributed by the Employer in accordance with an election by the Participant, in lieu of cash compensation, including contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral Contributions are the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement (CODA) as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under
         Section 457, any plan as described under Section 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement.

1.15 "Employee" means any person who is employed by the Employer, who receives Compensation from the Employer, and who is a member of the class of employees eligible to participate in the Plan as indicated in the Adoption Agreement. The term "Employee" may also include any

         Leased Employee who is deemed to be an Employee of the Employer or an Affiliated Employer as indicated in the Adoption Agreement.

1.16 "Employer" means the Employer or an Affiliated Employer named in the Adoption Agreement which has adopted this plan, or any successor by merger, purchase or otherwise, with respect to its employees; or any other company participating in the Plan as provided in Section 10.05, with respect to its employees.

1.17 "Entry Date" means the date as designated in A-2.01 of the Adoption Agreement on which an Employee may become an active Participant in the Plan after meeting the eligibility requirements of Article 2 specified in the Adoption Agreement.

1.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.19 "Highly Compensated Employee" means any active or former employee of the Employer or an Affiliated Employer whether or not eligible for participation in the Plan so determined in accordance with the following provisions:
         (a) during the determination year, which is the current Plan Year, or the look-back year, which is the immediately preceding Plan Year, the employee:
                (i) was at any time a 5% owner of the Employer or an Affiliated Employer;
                (ii) received Statutory Compensation from the Employer in excess of $75,000 multiplied by the Adjustment Factor as provided by the Secretary of the Treasury;
                (iii) received Statutory Compensation from the Employer in excess of $50,000 multiplied by the Adjustment Factor as provided by the Secretary of the Treasury, and was a member of the "top-paid group" which is the highest 20% of employees for that year when ranked by Statutory Compensation paid by the Employer for that year excluding, for purposes of determining the number of such employees, such employees as the Employer may determine on a consistent basis pursuant to Section 414(q)(8) of the Code; or
                (iv) was at any time an officer of the Employer or an Affiliated Employer (subject to the limitations of Section 414(q)(5) of the Code) and received Statutory Compensation greater than 50% of the dollar limitation applicable to an annual benefit under a defined benefit plan for such Plan Year as set forth in Section 415(b)(1)(A) of the Code.
         (b) The term Highly Compensated Employee also includes: (i) employees who are described in paragraph (a) if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 Employees who received the most Statutory Compensation from the Employer during the determination year; and (ii) employees who are 5% owners at any time during the look-back year or determination year. A Highly Compensated former Employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated active Employee for either the separation year or any determination year on or after the employee's 55th birthday.
         (c) Employees who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.
         (d) If no officer has met the Statutory Compensation requirement outlined in paragraph (a)(iv) above, the highest-paid officer for such Plan Year shall be treated as a Highly Compensated Employee.
         (e) If an employee is, during a determination year or look-back year, a family member of either a 5% owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5% owner or top-10 Highly Compensated Employee shall be aggregated. In such case, the family member and the 5% owner or top-10 Highly Compensated Employee shall be treated as a single employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and the 5% owner or top-10 Highly Compensated Employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.
         (f) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 Employees, the number of employees treated as officers and the Compensation that is considered shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

1.20 "Hour of Service" means, with respect to any applicable computation period:
         (a) each hour for which an employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Employer;
         (b) each hour for which an employee is paid or entitled to payment by the Employer or an Affiliated Employer on account of a period during which no duties are performed whether or not the employment relationship has terminated due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period;
         (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer, excluding any hour credited under (a) or
                (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains rather than to the computation period in which the award, agreement or payment is made; and
         (d) solely for purposes of determining whether an employee had incurred a Break in Service under a Plan using the Regular Method as defined in Section 1.09, each hour for which the employee would normally be credited under paragraph (a) or (b) above during a period in which he is absent from work because of the pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by such employee or for purposes of caring for such child for a period beginning immediately following such birth or placement, but not more than 501 hours for any single such period, provided, however, that the number of hours credited to the employee under this paragraph (d) during the computation period in which such absence began, when added to the hours credited to the employee under paragraphs (a) through (c) above during such computation period, shall not exceed 501. In the event the number of hours credited under this paragraph (d) for the computation period in which the absence began is zero, the provisions of this paragraph (d) shall apply as though the absence began in the immediately following computation period.
         No hours shall be credited on account of any period during which the employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Department of Labor Regulations, Section 2530.200b-2(b) and (c) and shall include any Hours of Service completed during a period of employment with an Affiliated Employer. Hours of Service shall be credited on the basis of actual hours for which an employee is paid or entitled to payment.

 1.21 "Leased Employee" means any person who is not an employee of the Employer and who provides services to the Employer if -
         (a) such services are provided pursuant to an agreement between the Employer and any other person (referred to as the "leasing organization"),
         (b) such person has performed such services for the Employer (or for the Employer and related persons) on a substantially full-time basis for a period of at least one year, and
         (c) such services are of a type of historically performed, in the business field of the Employer, by Employees.
         In the case of any person who is a Leased Employee immediately before or after a period of service as an Employee, the entire period during which he has performed services for the Employer or an Affiliated Employer as a Leased Employee shall be counted as Eligibility Service and Vesting Service for all purposes of the Plan, except that he shall not, by reason of that status, become a Participant of the Plan. However, a Leased Employee shall not be considered an employee of the Employer for any purpose if: (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation, with compensation being defined in accordance Section 415(c)(3) of the Code but including in such definition of compensation any amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, (2) immediate participation, (3) full and immediate vesting, and (b) Leased Employees do not constitute more than 20% of the Employer's nonhighly compensated workforce.

1.22 "Matching Contribution" means all amounts contributed by the Employer pursuant to an Elective Deferral Contribution or any other contribution made to the Plan by or on behalf of the Participant.

1.23     "Normal Retirement Age" means the earlier of:
         (a) the Normal Retirement Date as designated in A-5.01 of the Adoption Agreement; or
         (b)    the ERISA Normal Retirement Age which is the later of:
                (i)   age 65, or
                (ii) the fifth anniversary of the date participation commenced. Normal Retirement Age shall not exceed any mandatory retirement age imposed by the adopting Employer.

1.24 "Owner-Employee" means a sole proprietor or a partner who owns more than ten percent (10%) of either the capital or profits interest of the Employer.

1.25 "Participant" means any person who is participating in the Plan as provided in Article 2. Any former Participant having deferred vested rights to his Account under this Plan shall also be considered a "Participant".

         Non-Participants making rollover contributions, if permitted in A-3.02(b)(2) of the Adoption Agreement, shall not be considered Participants for any other purposes of the Plan.

1.26 "Plan Administrator" means the person(s) or corporation administering the Plan as designated on page 1 of the Adoption Agreement.

1.27 "Plan Year" means the 12-consecutive-month period designated in the Adoption Agreement.

1.28 "Present Value" means the current value of a benefit as computed in accordance with the interest and mortality rates specified in Section A-1.28 of the Adoption Agreement.

1.29     "Prototype Sponsor" means Buck Consultants, Inc. Fort Wayne, Indiana.

1.30 "Profits" means both accumulated earnings and profits and current net taxable income of the Employer before deduction of Federal, state and local income taxes and before any contributions made by the Employer to this or any other employee benefit plan maintained by the Employer, as determined by its independent public accountants in accordance with generally accepted accounting principles.

         The Employer may make contributions to the Plan without regard to the existence or the amount of current and accumulated earnings and profits as selected in the Adoption Agreement. Notwithstanding the foregoing, however, this Plan is designed to qualify as a "profit-sharing plan" for purposes of Sections 401(a), 402, 412 and 417 of the Code.

1.31 "Qualified Joint and Survivor Annuity" shall mean an immediate annuity payable for the life of a Participant and after his death, an annuity payable to his spouse for life at the rate of not less than 50%, nor more than 100%, of the amount payable to the Participant. The percentage of any survivor annuity payable under the Plan shall be 50% unless the Participant elects a greater percentage during the election period.

1.32 "Self-Employed Individual" means any person who has Earned Income from the Employer for which the Plan is established for the taxable year or who would have had Compensation (Earned Income), but for the fact that the Employer had no net profits for such taxable year.

1.33 "Spousal Consent" means written consent given by a Participant's spouse to an election made by the Participant of a specified form of benefit, the designation of a specified Beneficiary, to a Participant's application to receive an in-service withdrawal under Section 4.11, or to obtain a loan from the Plan pursuant to Section 3.16. Spousal Consent shall be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Participant's election and the identity of the designated Beneficiary. The requirement for Spousal Consent may be waived by the Plan Administrator if it is established to its satisfaction that there is no spouse or that the spouse cannot be located or that such other circumstance exists as may be prescribed by Treasury Regulations.

1.34 "Statutory Compensation" means the wages, salaries, and other amounts paid in respect of an employee for services actually rendered to an Employer or an Affiliated Employer, including by way of example, overtime, bonuses and commissions, but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code. Statutory Compensation shall include Elective Deferral Contributions and amounts contributed on a Participant's behalf on a salary reduction basis to a cafeteria plan as described in
         Section 125 of the Code. For Plan Years beginning after 1988 and prior to January 1, 1994, Statutory Compensation for Plan purposes shall not exceed $200,000. For years commencing on or after January 1, 1990 and prior to January 1, 1994, the $200,000 limitation shall be multiplied by the Adjustment Factor as provided by the Secretary of the Treasury. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Statutory Compensation of each Employee taken into account under the Plan shall not exceed the OBRA'93 annual compensation limit. The OBRA'93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Statutory Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA'93 annual compensation limit shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA'93 annual compensation limit set forth in this provision.

         If Statutory Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Statutory Compensation for that prior determination period is subject to the OBRA'93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA'93 annual compensation limit is $150,000. When determining the Statutory Compensation of any Participant who is a Highly Compensated Employee, the family aggregation rules of Section 414(q)(6) of the Code shall apply; provided, however, that the term "family" shall include only the Participant's spouse and lineal descendants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of the family aggregation rules, the foregoing Statutory Compensation limit is exceeded, then the Statutory Compensation to be considered for Plan Purposes shall be prorated among the affected individuals on the basis of the individuals' Statutory Compensation determined prior to the application of the limitation.

         If the period for determining Statutory Compensation used in calculating an Employee's allocation for a determination period is a short Plan Year (i.e., shorter than 12 months), the annual Statutory Compensation limit is an amount equal to the otherwise applicable annual Statutory Compensation limit multiplied by the fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

1.35 "Taxable Wage Base" means the maximum amount of annual earnings subject to tax under the provisions of Section 3121(a)(1) of the Code as in effect on the first day of each Plan Year.

1.36 "Trustees" means the person(s) or corporation by whom the funds of the Plan are held as designated in the Adoption Agreement.

1.37     "Valuation Date" means the date (or dates) elected by the Employer in
         Section 1.37 of the Adoption Agreement as of which the Account balances are valued, and such other dates as may be established by the Plan Administrator from time to time.

1.38 "Vested Portion" means the portion of the Accounts in which the Participant has a nonforfeitable interest as provided in Section 5.09 or, if applicable, Article 8.

1.39 "Vesting Service" means service recognized for purposes of determining a Participant's Vested Portion. Vesting Service shall be computed under either the Hours Method or the Elapsed Time Method, as selected in the Adoption Agreement and as further defined below:
         (a) Hours Method -- An Employee shall be credited with a year of Vesting Service for any Plan Year during which the Employee has completed at least 1,000 Hours of Service.

                Any year of Vesting Service where an Employee has less than 1,000 Hours of Service shall not be counted as a year of Vesting Service.
         (b) Elapsed Time Method -- An Employee shall be credited with a year of Vesting Service based on the Employee's actual period of employment irrespective of the number of hours actually worked during such period. All periods of employment, including periods of severance shall be aggregated unless there is a one-year period of severance as defined below. A year of Vesting Service shall be credited for each completed 12 months of service (365 days), which need not be consecutive.

                For purposes of determining years of Vesting Service under the Elapsed Time Method, the following terms shall apply:

                    * Date of hire or rehire -- shall mean the date an Employee first performs one Hour of Service. An "adjusted" hire date may be used to reflect periods of severance so that all periods of service can be aggregated unless such periods can be disregarded under the Break in Service rules.
                    *      Severance date -- shall mean the earlier of:
                               (1)   the actual date an Employee quits, is
                                     discharged, dies or retires; or
                               (2)   the first anniversary of the date an
                                     Employee is absent from work (with or
                                     without pay) for any other reason; e.g., disability, vacation, leave of absence, layoff, etc.
                   * Elapsed time -- shall mean the total period of service between a Participant's date of hire and severance date including periods of severance where a one-year period of severance does not occur.
                   * Period of service -- shall mean the total elapsed time while an Employee is employed regardless of the number of hours worked.
                   * Month of service -- shall be credited for each 30 days of elapsed time.
                   * Period of severance -- shall mean the time between the actual severance date as defined above and the subsequent date, if any, on which the Employee performs one Hour of Service.
                   * One-year period of severance -- shall mean a one-year Break in Service as defined in Section 1.09 which is the 12-month period following a Participant's severance date as defined above in which an Employee does not have one Hour of Service.

1.40     Construction
         (a) The Plan shall be construed, regulated and administered under ERISA and the laws of the state in which the Employer's primary business is located, except where ERISA controls.
         (b) The masculine pronoun shall mean the feminine and the singular shall mean the plural wherever appropriate.

Article 2.  Eligibility

2.01 Each Employee shall automatically become a Participant on the Entry Date on or immediately after the date he meets the requirements designated in the Adoption Agreement unless he terminates his service prior to such Entry Date.

2.02 An Employee shall be credited with one year of eligibility service for the 12-consecutive-month period beginning on his employment commencement date which is the date he first completes an Hour of Service and during any Plan Year beginning on or after the date he first completes an Hour of Service if he completes at least 1,000 Hours of Service during that 12-consecutive-month period or Plan Year. For purposes of determining years of eligibility service for an Employee who terminates employment before becoming a Participant of the Plan, his years of eligibility service prior to the termination or Break in Service shall be disregarded if the number of consecutive one-year Breaks in Service equals or exceeds the greater of (i) five or (ii) the number of years of eligibility service completed before the Break in Service began.

2.03 Prior to becoming a Participant in the Plan, an Employee shall be asked to complete a form or forms prescribed by the Plan Administrator on which he:
         (a)     names a Beneficiary; and
         (b) makes an investment election, if such election is permitted by the Adoption Agreement.

2.04 Any person reemployed by the Employer as an Employee who was previously a Participant shall immediately become a Participant in the Plan upon his reemployment date. Such Employee shall be asked to complete a form or forms prescribed by the Plan Administrator in accordance with
         Section 2.02.

         In the event an active Participant becomes ineligible to participate because he is no longer a member of the eligible class, but has not incurred a one year Break in Service, such Employee shall again become an active Participant as of the date on which he again becomes a member of the eligible class.

         In the event an Employee who is not a member of the eligible class becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the requirements for eligibility specified in the Adoption Agreement and would have previously become an active Participant had he then been a member of the eligible class.

2.05 A Participant who remains in the employ of the Employer or an Affiliated Employer but ceases to be an Employee shall continue to be a Participant in the Plan but shall not be eligible to receive allocations of any type of Employer contributions while his employment status is other than that of the eligible class of Employees.

2.06 A Participant's participation shall terminate on the later of the date he terminates employment with the Employer or an Affiliated Employer or the date the vested Portion of his Account(s) is distributed to him.

Article 3. Contributions and Allocations

3.01 Subject to the limitations of this Article 3, the Employer shall contribute, within the time prescribed by law for making a deductible contribution, an amount as designated in the Adoption Agreement or by declaration of the Board of Directors, if any. In no event, however, shall such contributions for the Fiscal Year exceed the maximum deductible amount. Contributions shall be allocated as of the last day of the Plan Year and as of such other date or dates to be determined by the Trustee. Any discretionary contributions shall be allocated first, in accordance with the elections made in A-4.02 and A-4.03(f), if any; and, second, in accordance with the elections made in A-3.01, if any.

         Additional Requirements for Qualification of Trusts and Plans Benefiting Owner-Employees - a trust forming part of a pension or profit sharing plan which provides contributions or benefits for employees some or all of whom are Owner-Employees shall constitute a qualified trust under Section 401(d) of the Code only if, in addition to meeting the requirements of Section 401(a) of the Code, the following requirements of this subsection are met by the trust and by the plan of which such trust is a part:
         (a) If the plan provides contributions for an Owner-Employee who controls, or for two or more Owner-Employees who together control, the trade or business with respect to which the Plan is established, and who also control as an Owner-Employee or as Owner-Employees one or more other trades or businesses, such plan and the plans established with respect to such other trades or businesses, when coalesced, constitute a single plan which meets the requirements of the Code with respect to the employees of all such trades or businesses (including the trade or business with respect to which the plan intended to qualify under this section is established). If an individual is covered as an Owner-Employee under the plan of two or more trades or businesses which are not controlled, and the individual does control a trade or business, then the contributions or benefits of the Employees under the plan of the trade or business which is controlled must be as favorable as those provided to such Owner-Employee under the most favorable plan of the trade or business which is not controlled.
         (b) For purposes of Paragraph (a), an Owner-Employee, or two or more Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such two or more Owner-Employees together -
                 (i) own the entire interest in an unincorporated trade or business, or
                 (ii) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in such partnership.
                 For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.
         (c) The following provisions shall apply if the response to A-3.01(e) is yes. In this event, any amount to be allocated is subject to the overall permitted disparity limit and no amounts in excess of the overall permitted disparity limit shall be allocated as provided in Step Three of A-3.01(d)(2).
                 (i)    Annual overall permitted disparity limit:
                        Notwithstanding the preceding paragraph, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputes disparity), the Employer shall contribute for each Participant who either completes more than 500 Hours of Service during the Plan Year or is employed on the last day of the Plan Year, an amount equal to the excess contribution percentage multiplied by the Participant's total Compensation.
                 (ii) Cumulative permitted disparity limit: Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is equal to a fraction, not to exceed one. The numerator of the fraction is the total cumulative permitted disparity years which is the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer, and the denominator of the fraction is 35 cumulative permitted disparity years. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

3.02 If so designated in the Adoption Agreement and without regard to any limitations on contributions set forth in the Plan, the Plan may receive from a Participant or from an Employee who is not yet eligible to become a Participant, in cash, any amount previously received by him from a qualified plan, either directly within 60 days after such receipt or indirectly from an individual retirement account within the time prescribed by applicable law, provided that such amount includes no assets other than those attributable to employer contributions and earnings on employee contributions under plans qualified under Section 401(a) of the Code and provided that such amount is eligible for rollover treatment to a qualified trust in accordance with Section 402(e)(6) of the Code and the Employee provides evidence satisfactory to the Employer that such amount qualifies for rollover treatment. The rollover contributions shall be paid to the Trustees as soon as practicable.

3.03 Effective with the date this Prototype is adopted by the Employer, the Plan does not permit a Participant to make contributions to the Plan on an after-tax basis.

         Employee contributions for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in Section 401(m) of the Code, shall be limited so as to meet the nondiscrimination test of Section 401(m).

         A separate Participant account shall be maintained for the after-tax Employee contributions of each Participant.

         Employee contributions and investment earnings thereon shall be 100% vested and nonforfeitable at all times.

         A Participant may withdraw after-tax contributions plus investment earnings by making a written application to the Plan Administrator. A withdrawal may be made only once in any 12-month period and if the Participant is married, shall be subject to obtaining Spousal Consent within 90 days of the distribution. No forfeitures shall occur solely as a result of a withdrawal of employee contributions.

3.04     Allocation of earnings shall be handled as follows:
         (a) The net earnings, gains, losses and expenses as well as appreciation and depreciation in fair market value shall be credited to the general investment fund and shall be allocated to Participant's Accounts at the end of each allocation period on a pro-rata basis based on each Participant's Account balance (exclusive of amounts invested in a designated investment fund) as provided in Section A-3.04 of the Adoption Agreement.
         (b) Any designated investment fund shall not share in the general investment fund earnings, but shall be charged or credited, as appropriate, with net earnings, gains, losses and expenses as well as appreciations or depreciations in fair market value during each allocation period attributable to such account.

3.05 At least once a year, each Participant shall be furnished with a statement setting forth the value of his Accounts and the Vested Portion of his Accounts.

3.06     Forfeitures shall be used to reduce the Employer's contributions under
         Section 3.01.

3.07 If the Commissioner of Internal Revenue, on timely application made after the initial establishment of the Plan, determines that the Plan is not qualified under Section 401(a) of the Code, or refuses, in writing, to issue a determination as to whether the Plan is so qualified, the Employer's contributions made on or after the date on which that determination or refusal is applicable shall be returned to the Employer. The return shall be made within one year after the denial of qualification. The provisions of this paragraph (a) shall apply only if the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

3.08 All contributions to be made under the Plan are specifically and expressly conditioned upon their deductibility for Federal tax purposes. If all, or part of, the Employer's deductions under Section 404 of the Code for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Employer without interest but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the disallowance of deduction.

3.09 The Employer may recover without interest the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

3.10 Contributions to the Plan shall be invested in one or more investment funds, as authorized by the Employer from time to time.
         (a) The Trustees shall receive, hold, invest, and reinvest all contributions and monies of this trust in either a general investment fund or a designated investment fund or a combination thereof. Investments shall be limited to property of a character which is consistent with Section 503 of the Code for investments under qualified plans which are not in violation of the limitations on Employer securities or real property under ERISA. The Trustees shall exercise the judgment and care under the circumstances then prevailing, which individuals of prudence, discretion, and intelligence familiar with such matters would exercise in a like situation, and shall diversify such investments to minimize the risk of large losses.
         (b) The Trustees are authorized and empowered to invest and reinvest the principal and income in real or personal property including, but not limited to, any common or preferred stocks, bonds, notes, mortgages, trust certificates, mutual funds, insurance contracts, and pooled accounts of a bank or trust company maintained exclusively for qualified plans. In making such investments or reinvestments, the Trustees have wide latitude in the selection of investments and shall not be restricted to securities or other property of a character authorized or required by applicable state law for trust investments.
         (c) The Trustees may keep such amounts of cash as they, in their sole discretion, shall deem necessary or advisable as part of the funds.
         (d) Dividends, interest, and other distributions received on the assets held by the Trustees in respect to each of the funds shall be reinvested in the respective fund.

3.11 If permitted by the Plan in A-3.11 of the Adoption Agreement, each Participant shall be permitted to make an investment election for his Accounts in accordance with one of the following options:
         (a)     100% in one of the available investment funds;
         (b) in more than one investment fund allocated in full percentages. If, pursuant to the election made in A-3.11 of the Adoption Agreement, Participants are not permitted to direct the investment of Plan Accounts, the Trustees shall invest the assets of the Plan as provided in Section 3.10.

3.12 If individual investment elections are permitted by the Plan in A-3.11 of the Adoption Agreement, each Participant is solely responsible for the selection of his investment option. The Trustees, the Plan Administrator, the Employer, and the officers, supervisors and other employees of the Employer are not empowered to advise a Participant as to the manner in which his Accounts shall be invested. The fact that an investment fund is available to Participants for investment under the Plan shall not be construed as a recommendation for investment in that investment fund.

3.13 If individual investment elections are permitted by the Plan in A-3.11 of the Adoption Agreement, a Participant may change his investment election by giving advance written notice to the Plan Administrator. The changed investment election shall become effective as of the first day of the month following the Valuation Date occurring concurrent with or immediately after the expiration of the notice period, and shall be effective only with respect to subsequent contributions.

3.14 If individual investment elections are permitted by the Plan in A-3.11 of the Adoption Agreement, a Participant may elect to reallocate his Accounts among the investment funds by giving advance written notice to the Plan Administrator. The reallocation shall be effective as of the first day of the month following the Valuation Date occurring concurrent with or immediately after the expiration of the notice period.

3.15 Notwithstanding anything in this Article to the contrary, any contributions invested in a guaranteed investment contract or other contract that imposes a penalty for a withdrawal prior to maturity shall be subject to any and all terms of such contract, including any limitations placed on the exercise of any rights otherwise granted to a Participant under any other provisions of this Plan with respect to such contributions.

3.16 If elected in the Adoption Agreement, the Trustees may make loans to Participants subject to the following conditions:
         (a)     Loans shall be made available to all Participants and
                 Beneficiaries on a reasonably equivalent basis.
         (b)     Loans shall not be made available to Highly Compensated
                 Employees (as defined in Section 414(q) of the Code) in the amount greater than the amount made available to other Employees.
         (c)     Loans shall not be granted for amounts less than $1,000.
         (d) For each Plan Year, any administrative expense directly related to the loan may be paid by the Participant, or paid by the Employer in a consistent and nondiscriminatory manner to be established for all loans made during that Plan Year.
         (e) Loans must be adequately secured and bear a reasonable interest rate.
         (f) No loans shall be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns [or is considered as owning within the meaning of Section 318(a)(1) of the Code], on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

         (g) No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of:
                 (i) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made; or
                 (ii) 50% of the Vested Portion of the Participant's Accounts. For the purpose of the above limitation, all loans from all plans of the Employer or an Affiliated Employer are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) shall be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, shall be treated as a loan under this paragraph.
         (h) In the event of default, foreclosure on the note and attachment of security shall not occur until a distributable event occurs in the Plan.
         (i) A Participant must obtain the consent of his spouse, if any, to use the Account balance as security for the loan. Spousal Consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new Spousal Consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan.

         If a valid Spousal Consent has been obtained in accordance with (i), then, notwithstanding any other provision of this Plan, the Vested Portion of the Participant's Accounts used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan.

         Any additional rules or restrictions as may be necessary to implement and administer the loan program shall be in writing and communicated to employees. Such further documentation is hereby incorporated into the Plan by reference, and the Plan Administrator is hereby authorized to make such revisions to these rules as are deemed necessary or appropriate, on the advice of counsel.

         To the extent required by law and under such rules as the Plan Administrator adopts, loans shall also be made available on a reasonably equivalent basis to any Beneficiary or former Employee (i) who maintains an account balance under the Plan and (ii) who is still a party-in-interest (within the meaning of Section 3(14) or ERISA).

================================================================================
SECTIONS 3.17 THROUGH 3.20 APPLY TO EMPLOYERS WHO DO NOT MAINTAIN ANY QUALIFIED PLAN IN ADDITION TO THIS PLAN.

================================================================================

3.17 If the Participant does not participate, and has never participated, in another qualified Plan, or a welfare benefit fund, as defined in
         Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, which provides an Annual Addition as defined in Section 3.29(a), all of which are maintained by the Employer, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount.

3.18 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

3.19 As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

3.20     If there is an excess Annual Addition due to the application of Section
         3.18 or the allocation of a forfeiture, the excess shall be disposed of as follows:

         (a) Any Elective Deferral Contributions and any nondeductible voluntary employee contributions, to the extent they would reduce excess Annual Addition, shall be returned to the Participant.
         (b) If after the application of paragraph (a), an excess Annual Addition still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess Annual Addition in the Participant's Account shall be used to reduce Employer contributions for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.
         (c) If after the application of paragraph (a), an excess Annual Addition still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess Annual Addition shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.
         (d) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it shall not participate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participant's Accounts before any Employer contributions or any Employee contributions may be made to the Plan for that Limitation Year. Excess Annual Additions may not be distributed to Participants or former Participants.

================================================================================
SECTIONS 3.21 THROUGH 3.26 APPLY TO EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN ONE OR MORE PLANS, ALL OF WHICH ARE EITHER QUALIFIED MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLANS OR A WELFARE BENEFIT FUND AS DEFINED IN
SECTION 419(e) OF THE CODE.

================================================================================

3.21 If, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan, a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, all of which are maintained by the Employer and which provides an Annual Addition as defined in Section 3.29(a) during any Limitation Year, the Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount shall be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

3.22 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 3.18.

3.23 As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

3.24 If, pursuant to Section 3.23, a Participant's Annual Additions under this Plan and such other plans would result in an excess Annual Addition for a Limitation Year, the excess Annual Addition shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account shall be deemed to have been allocated first regardless of the actual allocation date.

3.25 If an excess Annual Addition was allocated to a Participant on the Valuation Date of this Plan which coincides with a Valuation Date of another plan, the excess Annual Addition attributed to this Plan shall be the product of,
          (a) the total excess Annual Addition allocated as of such date, times
          (b)    the ratio of:
                 (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan, to
                 (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other qualified Master or Prototype defined contribution plans.

3.26 Any excess Annual Addition attributed to this Plan due to the application of Section 3.18 or the allocation of a forfeiture shall be disposed in the manner described in Section 3.20.

3.27 If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with Sections 3.21 through 3.26 as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations in Section A-3.27 of the Adoption Agreement.

3.28 If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited in accordance with Section A-3.28 of the Adoption Agreement.

3.29 For purposes of this Article, the following terms shall be defined as follows:
         (a) Annual Additions - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year:
                 (i) all Employer and Employee contributions, excluding any Rollover Contributions; provided, however, that with respect to Limitation Years beginning before 1987, only the lesser of a Participant's contributions in excess of 6% of his compensation or one-half of his total contributions to any plan or plans shall be considered;
                 (ii)   all forfeitures,
                 (iii) contributions made after March 31, 1984 to a Participant's individual medical account, as defined in
                        Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, and
                 (iv) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code or under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer.

         (b)     Limitation Year - each Plan Year.
         (c) Compensation - solely for purposes of Sections 3.17 through 3.29, the term "Compensation" means a Participant's earned income, wages, salaries, fees for professional service and other amount received for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and excluding the following:
                 (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are deductible, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;
                 (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;
                 (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and
                 (iv) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase a 403(b) annuity contract (whether or not the contributions are excludable from the gross income of the Employee).
                 For any Limitation Year, Compensation is the amount actually paid or includible in the Participant's gross income during such year.
         (d) Defined Benefit Plan - Any pension plan which is not a defined contribution plan. However, in the case of a defined benefit plan which provides a benefit which is based partly on the balance of the separate account of a Participant, that plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a Participant and as a defined benefit plan with respect to the remaining portion of the benefits under the plan.
         (e)     Defined Benefit Plan Fraction - A fraction:
                 (i) the numerator of which is the projected annual benefit of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer (determined as of the close of the Plan Year), and
                 (ii)   the denominator of which is the lesser of:
                        (A) the product of 1.25 multiplied by $90,000 or such other amount as provided in accordance with the provisions of Section 415(d)(1)(A) of the Code; or
                        (B)    the product of
                               (I)     1.4, multiplied by
                               (II) the amount of Compensation as averaged over the three-year period giving the highest average to the Participant which may be taken into account with respect to the Participant under the Plan for such year.

         (f) Defined Contribution Plan - A pension plan which provides for an individual account for each Participant and for benefits based solely upon the amounts contributed to the Participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other Participants which may be allocated to that Participant's accounts.
         (g)     Defined Contribution Plan Fraction - A fraction:
                 (i) the numerator of which is the sum of Annual Additions to the Participant's account under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in
                        Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the Code maintained by the Employer), and
                 (ii) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the Employer:
                        (A) the product of 1.25, multiplied by $30,000 (or such larger amount as in effect under Section 415(c)(1)(A) of the Code); or
                        (B)    the product of
                               (I)  1.4, multiplied by
                               (II) 25% of the Participant's Compensation for
                                    such year.

                 If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.
         (h) Master or Prototype Plan - A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.
         (i) Maximum Permissible Amount - The annual addition to a Participant's Accounts for any Plan Year when added to the Participant's Annual Addition for that Plan Year under any other qualified defined contribution plan of the Employer or an Affiliated Employer, shall not exceed an amount which is equal to the lesser of (i) 25% of his aggregate Compensation, as defined in Section 3.29(c), for that Plan Year or (ii) $30,000, or such larger amount as in effect under Section 415(c)(1)(A) of the Code.

Article 4.  Cash or Deferred Arrangement (CODA)

4.01 If the Plan contains a cash or deferred arrangement, the provisions of this Article shall apply:
         (a) A Participant may elect to reduce his Compensation payable while a Participant in accordance with the provisions of the Adoption Agreement and have that amount contributed to the Plan by the Employer as Elective Deferral Contributions. In no event shall the availability to make Elective Deferral Contributions discriminate in favor of Highly Compensated Employees. For purposes of this paragraph (a), Elective Deferral Contributions for any Plan Year may only be elected prospectively with respect to Compensation that would have been received by the Participant in the Plan Year but for his election to defer under this Section 4.01 or which is attributable to services performed by the Employee in the Plan Year and would have been received by the Participant within 2 1/2 months after the close of the Plan Year if the Participant had not elected to defer that amount under this Section 4.01. The Elective Deferral Contributions shall be promptly paid to the Trustees as soon as administratively possible following the end of the month in which such amount would otherwise have been paid to the Participant. Elective Deferral Contributions shall be further limited as provided in Section 4.03 and paragraph (b) below.
         (b) In no event shall the Participant's reduction in Compensation and the corresponding Elective Deferral Contributions made on his behalf by the Employer or an Affiliated Employer in any calendar year exceed the greater of $7,000 or the dollar limit in effect under Section 402(g) of the Code as of the first day of that calendar year. If a Participant's Elective Deferral Contributions in a calendar year reach this dollar limitation, his election of Elective Deferral Contributions for the remainder of the calendar year shall be canceled. As of the first pay period of the following calendar year, the Participant's election of Elective Deferral Contributions shall again become effective in accordance with his previous election.
         (c) If a Participant makes tax-deferred contributions under another qualified defined contribution plan for any calendar year and those contributions when added to his Elective Deferral Contributions under this Plan exceed the dollar limitation under paragraph (b) above for that calendar year, the Participant may assign all or a portion of such excess deferrals to this Plan. In that event, the excess deferrals, together with any investment earnings thereon, as assigned, shall be returned to the Participant no later than the April 15 following the end of the calendar year in which the excess deferrals were made. However, the Plan shall not be required to return excess deferrals unless the Participant notifies the Plan Administrator, in writing, by March 1 of that following calendar year of the amount of the excess deferrals assigned to this Plan. In addition, the amount of any excess deferrals to be returned for any calendar year shall be reduced by any excess contributions previously returned to the Participant under Section 4.03(a)(ii) for that calendar year. In the event any Elective Deferral Contributions returned under this paragraph (c) were matched by Employer contributions under
                  Section 4.02, the corresponding Matching Contributions, together with any investment earnings thereon, determined in accordance with A-3.04 of the Adoption Agreement, to the extent vested shall be paid to the Participant and to the extent forfeitable under the Plan shall be forfeited and used to reduce Employer contributions.

4.02 If elected in the Adoption Agreement, the Employer shall contribute a Matching Contribution on behalf of each of its Participants who makes the election described in Section 4.01. The Matching Contributions shall be paid to the Trustees as soon as practicable.

4.03     The following are limitations affecting Highly Compensated Employees:
         (a) Limitation Based on Actual Deferral Percentage - The Actual Deferral Percentage for Highly Compensated Employees who are Participants or eligible to become Participants shall not exceed the Actual Deferral Percentage for all other Employees who are Participants or eligible to become Participants multiplied by 1.25. If the Actual Deferral Percentage does not meet the foregoing test, the Actual Deferral Percentage for Highly Compensated Employees may not exceed the lesser of the Actual Deferral Percentage for all other Employees who are Participants or eligible to become Participants plus two percentage points or such Actual Deferral Percentage multiplied by 2.0 (or effective for Plan Years commencing after 1988 such lesser amount as the Plan Administrator shall determine to satisfy the provisions of paragraph (c) below). The Plan Administrator may implement rules limiting the Elective Deferral Contributions which may be made on behalf of some or all Highly Compensated Employees so that this limitation is satisfied.
                 (i)    Special Rules:
                        (1) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to have Elective Deferral Contributions (and qualified non-elective contributions, if treated as Elective Deferral Contributions for purposes of the Actual Deferral Percentage test) allocated to his accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferral Contributions (and, if applicable, such qualified non-elective contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.
                        (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.
                        (3) For purposes of determining the Actual Deferral Percentage of a Participant who is a 5% owner or one of the 10 most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and qualified non-elective contributions, if treated as Elective Deferral Contributions for purposes of the Actual Deferral Percentage test) and Compensation of such Participant shall include the Elective Deferral Contributions, (and, if applicable, qualified non-elective contributions) and Compensation for the Plan Year of family members (as defined in Section 414(q)(6) of the Code). Family members with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Participants who are non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.
                        (4) For purposes of determining the Actual Deferral Percentage test, Elective Deferral Contributions and qualified non-elective contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.
                        (5) The employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of qualified non-elective contributions used in such test.
                        (6) The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
                  If the Plan Administrator determines that the limitation under this paragraph (a) has been exceeded in any Plan Year, the following provisions shall apply:
                  (i) The Elective Deferral Contributions which were made on behalf of some or all Highly Compensated Employees shall be reduced until the provisions of this paragraph are satisfied, by leveling the highest percentage rates elected by the Highly Compensated Employees. Such percentage rates shall be rounded to the nearest one-hundredth of 1% of the Participant's Compensation.
                  (ii) Elective Deferral Contributions subject to reduction under this paragraph ("excess contributions"), together with any investment earnings thereon, shall be paid to the Participant before the close of the Plan Year following the Plan Year in which the excess contributions were made, and to the extent practicable within 2 1/2 months of the close of the Plan Year in which the excess contributions were made. However, any Elective Deferral Contributions to be returned under this paragraph (a) for any Plan Year shall be reduced by any excess deferrals previously returned to the Participant under Section 4.01(c) for that Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax shall be imposed on the Employer with respect to such amounts. Excess Contributions of Participants who are subject to the family member aggregation rules described in Section 4.03(d) shall be allocated among the family members in proportion to the Elective Deferral Contributions (and amounts treated as Elective Deferral Contributions) of each family member that is combined to determine the combined Actual Deferral Percentage. In the event any Elective Deferral Contributions returned under this paragraph (a) were matched by Employer contributions, such corresponding Employer Matching Contributions, together with any investment earnings thereon, determined in accordance with A-3.04 of the Adoption Agreement, to the extent vested shall be paid to the Participant and to the extent forfeitable under the Plan shall be forfeited and used to reduce Employer contributions.
         (b) Limitation Based on Actual Contribution Percentage - The Actual Contribution Percentage for Highly Compensated Employees who are Participants or eligible to become Participants shall not exceed the Actual Contribution Percentage for all other Employees who are Participants or eligible to become Participants multiplied by 1.25. If the Actual Contribution Percentage does not meet the foregoing test, the Actual Contribution Percentage for Highly Compensated Employees may not exceed the lesser of the Actual Contribution Percentage of all other Employees who are Participants or eligible to become Participants plus two percentage points or such Actual Contribution Percentage multiplied by 2.0 (or effective for Plan years beginning after 1988, such lesser amount as the Plan Administrator shall determine to satisfy the provisions of paragraph (c) below).
                  (i)   Special rules:
                        (1) Multiple Use: As described in Section 4.03(c), if one or more Highly Compensated Employees participate in both a CODA and a plan subject to the Actual Contribution Percentage test maintained by the Employer and the sum of the Actual Deferral Percentage of those Highly Compensated Employees subject to either or both tests exceeds the aggregate limit described in
                               Section 4.03(c), then the Actual Contribution Percentage of those Highly Compensated Employees who also participate in a CODA shall be reduced (beginning with such Highly Compensated Employee whose Actual Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Actual Contribution Percentage amounts is reduced shall be treated as an excess aggregate contribution. The Actual Deferral Percentage and Actual Contribution Percentage of the Highly Compensated Employee are determined after any corrections required to meet the Actual Deferral Percentage and Actual Contribution Percentage tests. Multiple use does not occur if either the Actual Deferral Percentage or Actual Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and Actual Contribution Percentage of the non-Highly Compensated Employees.
                        (2) For purposes of this section, the Actual Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Actual Contribution Percentage amounts allocated to his account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Actual Contribution Percentage amounts was made under each plan. If a Highly Compensated
                               Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.
                        (3) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Actual Contribution Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.
                        (4) For purposes of determining the Actual Contribution Percentage of a Participant who is a 5% owner or one of the 10 most highly-paid Highly Compensated Employees, the Actual Contribution Percentage amounts and Compensation of such Participant shall include the Actual Contribution Percentage amounts and Compensation for the Plan year of family members (as defined in Section 414(q)(6) of the Code). Family members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Contribution Percentage both for Participants who are not Highly Compensated Employees and for Participants who are Highly Compensated Employees.
                        (5) For purposes of determining the Actual Contribution Percentage test, Matching Contributions and qualified non-elective contributions shall be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.
                        (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of qualified non-elective contributions used in such test.
                        (7) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
                 If the Plan Administrator determines that the limitation under this paragraph (b) has been exceeded in any Plan Year, the following provisions shall apply:
                  (i) The Matching Contributions which were made on behalf of some or all Highly Compensated Employees in the Plan Year shall be reduced, to the extent necessary to insure that the provisions of this Section are satisfied, by leveling the highest percentage rates elected by the Highly Compensated Employees. Such percentage rates shall be rounded to the nearest one-hundredth of 1% of a Participant's Compensation.
                  (ii) Any Matching Contributions subject to reduction under this paragraph ("excess aggregate contributions"), together with any investment earnings thereon, shall be reduced, with the vested Matching Contributions, together with investment earnings thereon, determined in accordance with A-3.04 of the Adoption Agreement, being paid to the Participant and the Matching Contributions which are forfeitable under the Plan being forfeited and applied to reduce Employer contributions.
         (iii) Any repayment or forfeiture of excess aggregate contributions shall be made before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made, and to the extent practicable any repayment shall be made within 2 1/2 months of the close of the Plan Year in which the excess aggregate contributions were made. If such excess aggregate amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess aggregate amounts arose, a 10% excise tax shall be imposed on the Employer with respect to such amounts. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined Actual Contribution Percentage.
(c) Notwithstanding the provisions of paragraphs (a) and (b) above, in no event shall the sum of the Actual Deferral Percentage of the group of eligible Highly Compensated Employees and the Actual Contribution Percentage of such group for any Plan Year commencing on or after January 1, 1989, after applying the provisions of paragraphs (a) and
         (b) above, exceed the "aggregate limit". The aggregate limit means the greater of (i) and (ii) where (i) is equal to the sum of (1) which is
         1.25 times the greater of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage, and (2) which is two percentage points plus the lesser of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage, but in no event more than twice the lesser of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage; and (ii) is equal to the sum of (1) which is 1.25 times the lesser of the relevant Actual Deferral percentage or the relevant Actual Contribution Percentage and (2) which is two percentage points plus the greater of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage, but in no event more than twice the greater of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage. For purposes of this section, the term "relevant Actual Deferral Percentage" means the Actual Deferral Percentage of the group of non-highly compensated employees eligible to make Elective Deferral Contributions to the Plan during the year and the term "relevant Actual Contribution Percentage" means the Actual Contribution Percentage of the group of non-highly compensated employees eligible to receive an allocation of employer contributions deemed subject to the provisions of Section 401(m) of the Code during the year. In the event the aggregate limit is exceeded for any Plan Year, the Actual Contribution Percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in paragraph
         (b) above.
         (d) If any employee is a member of the family of (i) a 5% owner, or (ii) a Highly Compensated Employee who is one of the 10 highest-paid Highly Compensated Employees, then the employee shall not be counted separately but instead the Statutory Compensation paid to, or any contribution or benefit on behalf of that employee shall be deemed paid to or on behalf of the 5% owner or Highly Compensated Employee for purposes of paragraphs (a), (b) and (c) above to the extent required under regulations prescribed by the Secretary of the Treasury under
                  Section 401(k) and 401(m) of the Code. Any return of excess contributions or excess aggregate contributions required under paragraph (a), (b) or (c) above with respect to the family group shall be made in accordance with such regulations. The maximum amount of Statutory Compensation set forth in Article 1 shall apply to the Statutory Compensation of a Highly Compensated Employee and his family for purposes of determining the total benefit payable to them under the Plan. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.
         (e) If any Highly Compensated Employee is a member of another qualified plan of the Employer or an Affiliated Employer under which elective deferral contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes participant contributions, the Plan Administrator shall implement rules, as described in Sections 4.03(a) and 4.03(b), to take into account all such contributions for the Highly Compensated Employee under all such plans in applying the limitations of this Section.
         (f) The Employer may authorize a special contribution to be made for a Plan Year in accordance with the selection made in A-4.03(f) of the Adoption Agreement. Such special contribution shall be allocated solely to those Participants who are not Highly Compensated Employees and shall be the amount necessary for the Plan to meet the requirements of Section 4.03(a) through 4.03(c). Such special contributions shall be 100% vested and nonforfeitable when made and shall not be available for withdrawal while the Participant is actively employed. Special contributions made pursuant to this paragraph (f) shall be deemed "qualified non-elective contributions". The Plan Administrator shall establish guidelines and such rules as are required by applicable regulations for the implementation of this paragraph.

4.04 A Participant shall, immediately and at all times, be 100% vested in and have a nonforfeitable right to his Elective Deferral Account, his Participant Account, and the portion of his Employer Account attributable to any qualified non-elective contributions made to the Plan on his behalf, regardless of his age and service with the Employer.

4.05 A Participant may make Elective Deferral Contributions to the Plan regardless of the number of Hours of Service completed during the Plan Year and whether or not employed on the last day of the Plan Year. A Participant's entitlement to Matching Contributions and qualified non-elective contributions for the Plan Year shall be determined in accordance with the provisions selected in the Adoption Agreement.

4.06 Earnings attributable to Elective Deferral Contributions, Matching Contributions and qualified non-elective contributions shall be allocated in accordance with Section 3.04.

4.07 Elective Deferral Contributions and qualified non-elective contributions, together with any investment income allocable to each, are not distributable to a Participant or his Beneficiary earlier than upon retirement, separation from service, death, or disability.

4.08 Such amounts may also be distributed, in accordance with the Participant's election, upon:
         (a) termination of the Plan without the establishment of a successor plan;
         (b) the disposition by a corporation to an unrelated corporation of substantially all of the assets [within the meanings of
                  Section 409(d)(2) of the Code] used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;
         (c) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary [within the meaning of Section 409(d)(3) of the Code], if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;
         (d) the attainment of age 59 1/2 to the extent provided for in Section A-4.08 of the Adoption Agreement; or
         (e) the hardship of the Participant as described in Section 4.11 and to the extent provided in A-4.11 of the Adoption Agreement.

4.09 All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to Participant and Spousal Consent requirements, if applicable, contained in Sections 401(a)(11) and 417 of the Code.

4.10     In the event that Elective Deferral Contributions made under Section
         4.01 are returned to the Employer in accordance with the provisions of Sections 3.07, 3.08 or 3.03, the elections to reduce Compensation which were made by Participants on whose behalf those contributions were made shall be void retroactively to the beginning of the period for which those contributions were made. The Elective Deferral Contributions so returned shall be distributed in cash to those Participants for whom those contributions were made, provided, however, that the amount of Elective Deferral Contributions to be distributed to Participants shall be adjusted to reflect any investment gains or losses attributable to those contributions.

4.11     Hardship Withdrawals
         (a) If elected by the Employer in Section A-4.11 of the Adoption Agreement, a Participant may elect to withdraw his Elective Deferral Account (including any investment earnings credited to such Elective Deferral Account as of the end of the last Plan Year ending before July 1, 1989); provided that any withdrawal under this Section 4.11 shall require the furnishing of proof of hardship satisfactory to the Plan Administrator.

         (b) Hardship distributions are subject to the Spousal Consent requirements contained in Sections 401(a)(11) and 417 of the Code.
         (c) As a condition for hardship, there must exist with respect to the Participant an immediate and heavy need to draw upon his Accounts where such Participant lacks other available resources. The existence of such immediate and heavy need is deemed to be necessary if the requested withdrawal is a result of any of the following:
                  (i) to pay medical expenses described in Section 213(d) of the Code incurred by the Participant, his spouse or any of his dependents (as defined in Section 152 of the Code) or as necessary for those persons to obtain medical care described in Section 213(d) of the Code;
                  (ii) purchase of a principal residence of the Participant (excluding mortgage payments);
                  (iii) payment of tuition and related educational fees (including room and board) for the next 12 months of post-secondary education of the Participant, his spouse or dependents; or
                  (iv) payment of amounts necessary to prevent eviction of the Participant from his principal residence or to avoid foreclosure on the mortgage of his principal residence.
                  A financial need shall not fail to qualify as immediate and heavy merely because the need was reasonably foreseeable. The Participant shall furnish to the Plan Administrator such supporting documents as the Plan Administrator may request in accordance with uniform and nondiscriminatory rules.
         (d) As a condition for hardship withdrawal, the Participant must demonstrate that the requested withdrawal does not exceed the amount necessary to satisfy the financial need described in paragraph (c) plus the amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. In addition, all of the following requirements must be met:
                  (i) the Participant has obtained all distributions and all nontaxable loans currently available under all plans of the Employer and Affiliated Employers,
                  (ii) the Plan and all other plans of the Employer and Affiliated Employers must provide that the Participant's Elective Deferral Contributions shall be suspended for at least 12 months after receipt of the distribution, and
                  (iii) the limitation described in Section 4.01(b) under all plans of the Employer and Affiliated Employers for the calendar year following the year in which the withdrawal is made must be reduced by the Participant's Elective Deferral Contributions made in the calendar year of the distribution for hardship. For purposes of clause (B), "all other plans of the Employer and Affiliated Employers" shall include stock option plans, stock purchase plans, qualified and non-qualified deferred compensation plans and such other plans as may be designated under regulations issued under Section 401(k) of the Code, but shall not include health and welfare benefit plans or the mandatory employee contribution portion of a defined benefit plan.

Article 5.  Benefits

5.01     Normal Retirement
         The Account of each Participant who retires on the Normal Retirement Date specified in A-5.01 of the Adoption Agreement shall be payable as provided in this Article. The Account of each Participant shall be fully vested upon attainment of Normal Retirement Age.

5.02     Late Retirement
         If a Participant continues employment beyond Normal Retirement Date, a Participant may continue to participate in this Plan until actual retirement. Upon attainment of Normal Retirement Age, a Participant may elect to receive a distribution of his entire Account balance prior to actual retirement. In no event shall commencement of benefits be deferred beyond the required beginning date as described in Section 5.08(d)(iv).

5.03     Disability Requirement
         If a medical examiner selected by the Plan Administrator certifies that a Participant is suffered a Disability as defined in Section 1.12, such Participant shall then be entitled to a disability benefit in lieu of any other benefits provided by this Plan in accordance with A-5.03 of the Adoption Agreement. Disability shall at all times be determined on a uniform and consistent basis for all Participants.

5.04     Death Benefit
         If a Participant dies, the Participant's Account shall be fully vested and the Beneficiary shall receive a death benefit equal to the value of such Account. The Plan Administrator, in its sole discretion, may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the Account of a deceased Participant as the Plan Administrator may deem proper and its determination of death and the right of that Beneficiary or other person to receive payment shall be conclusive.

5.05     Payment of Benefits
         The Plan Administrator shall direct the Trustee to make payment of any benefits provided under this Plan upon the event giving rise to such benefit within the time prescribed by Section 5.08.

5.06     Optional Forms of Benefit
         Subject to the election made by the Employer in A-5.06 of the Adoption Agreement, the Joint and Survivor Annuity requirements of Section 5.11, and the distribution requirements of Section 5.08, optional forms of benefit distribution are available subject to a written request by the Participant in accordance with the provisions of this Section.

         The optional forms of benefits attributable to service performed on and after the date this Plan is adopted are as follows:
         (a)     One single sum payment.

         (b)     Life Annuity.
         (c)     Life Annuity with a period certain of 10 or 15 years.
         (d)     Joint and 50%, 66 2/3% or 100% Survivor Annuity.
         (e)     Any combination of the above.
         (f) A direct rollover option which applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Option
                 (f), the following terms shall be used:
                 (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
                 (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
                 (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.
                 (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         For benefits attributable to service performed before the date this Plan is adopted, the optional forms available are those listed above plus any other forms which were available immediately prior to the adoption date.

         Any annuity contract purchased and distributed by the Plan to a Participant or spouse shall be nontransferable, and its terms shall comply with the requirements of this Plan.

5.07     Provisions Applicable if Plan is not Subject to Annuity Rules
         The preceding Section 5.06 notwithstanding, if elected in Section A-5.06 of the Adoption Agreement, distributions from this Plan shall be made only in the form of a single sum payment and a Participant may not elect to receive payments in the form of a life annuity. If a Participant dies, the Participant's Account balance shall be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has given proper Spousal Consent, then the Participant's Account balance shall be paid to the Participant's designated Beneficiary. This "single sum only" option may be elected by the Employer only if immediately prior to the adoption date of this Plan, no form of distribution other than a single sum was available, (i.e., this option may be elected only if this is a new plan, or by an existing plan which previously permitted only single sum distributions).

         If a distribution is one to which Section 401(a)(11) and 417 of the Code does not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-(11)(c) of the Income Tax Regulations is given, provided that:
         (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and
         (b) the Participant, after receiving the notice, affirmatively elects a distribution.

5.08     Commencement of Payments
         (a) Except as otherwise provided in this Article, distribution of the Vested Portion of a Participant's Accounts shall commence as soon as administratively practicable following the Valuation Date coincident with or next following the Participant's termination of employment, and in any event not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs, unless the Participant elects otherwise:
                  (i)      the Participant's 65th birthday,
                  (ii) the 10th anniversary of the date participation in the Plan commenced, or
                  (iii) the date the Participant terminates employment. Notwithstanding the foregoing, the failure of the Participant and spouse to consent to a distribution while any part of the Account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) age 62, shall be deemed to be an election to defer commencement of any benefit sufficient to satisfy this Section 5.08(a).
         (b) In lieu of a distribution as described in paragraph (a) above, a Participant may, in accordance with such procedures as the Plan Administrator prescribed, elect prior to such Valuation Date to have the distribution of the Vested Portion of his Accounts commence as of any Valuation Date coincident with or following his termination of employment which is before the date described in paragraph (a) above, but subject to the provisions of paragraph (d) below.
         (c) In the case of the death of a Participant before his benefits commence, the Vested Portion of his Accounts shall be distributed to his Beneficiary as soon as administratively practicable following the Valuation Date coincident with or next following the Participant's date of death.

         (d) The following provisions are effective for Plan Years beginning after December 31, 1984:
                  (i) Limits on Settlement Options: Distributions, if not made in a single sum, may be made only over one of the following periods (or a combination thereof):
                           (1)      the life of the Participant;
                           (2) the life of the Participant and a designated Beneficiary;
                           (3) a period certain not extending beyond the life expectancy of the Participant; or
                           (4) a period certain not extending beyond the joint and last survivor life expectancy of the Participant and a designated Beneficiary.
                  (ii) Unless otherwise elected by the Participant with proper Spousal Consent, a married Participant's Account balance shall be paid in the form of a Qualified Joint and Survivor Annuity.
                  (iii)    Determination of amount to be distributed each year:
                           (1) If the Participant's interest is to be paid in the form of an annuity under the Plan, payments under the annuity shall satisfy the following requirements:
                                    (A)    the annuity payments must be paid in
                                           periodic intervals not longer than
                                           one year;
                                    (B)    the annuity payments must be over a
                                           life (or lives) or over a period
                                           certain not longer than a life
                                           expectancy (or joint life and last
                                           survivor expectancy) described in
                                           Section 401(a)(9)(A)(ii) or Section
                                           401(a)(9)(B)(iii) of the Code,
                                           whichever is applicable;
                                    (C)    once payments under an annuity with a
                                           period certain have begun, the period
                                           certain may not be lengthened even if
                                           the period certain is shorter than
                                           the maximum permitted;
                                    (D)    payments must be nonincreasing;
                                    (E)    if the annuity is a life annuity (or
                                           a life annuity with a period certain
                                           not exceeding 20 years), the amount
                                           which must be distributed on or
                                           before the Participant's required
                                           beginning date (or, in the case of a
                                           distribution after the death of the
                                           Participant, the date distributions
                                           are required to begin) shall be the
                                           payment which is required for one
                                           payment interval. Payment intervals
                                           are the periods for which payments
                                           are received, e.g., monthly,
                                           quarterly, semi-annually or annually.
                                    (F)    Unless the Participant's spouse is
                                           the designated beneficiary, if the
                                           Participant's interest is being
                                           distributed in the form of a period
                                           certain annuity without a life
                                           contingency, the period certain as of
                                           the beginning of the first
                                           distribution calendar year may not
                                           exceed the applicable period
                                           determined using the table set forth
                                           in Q&A A-5 of Section 1.401(a)(9)-2
                                           of the proposed IRS regulations.
                                    (G)    If the Participant's interest is
                                           being distributed in the form of a
                                           joint and survivor annuity for the
                                           joint lives of the Participant and a
                                           nonspouse beneficiary, annuity
                                           payments to be made on or after the
                                           Participant's required beginning date
                                           to the designated beneficiary
                                           after the Participant's death must
                                           not at any time exceed the applicable
                                           percentage of the annuity payment for
                                           such period that would have been
                                           payable to the Participant using the
                                           table set forth in Q&A A-6 of Section
                                           1.401(a)(9)-2 of the proposed IRS
                                           regulations.
                  (iv) Required Distributions: Distribution to a Participant must commence no later than the first day of April following the calendar year in which the Participant attains age 70 1/2 subject to the following transitional rules applicable to a Participant who attained age 70 1/2 prior to January 1, 1988, as determined in accordance with (1) or (2):
                           (1) Non 5% owners. The required distribution date for a Participant who is not a 5% owner is April l of the calendar year following the calendar year in which the later of actual retirement or attainment of age 70 1/2 occurs.
                           (2) 5% owners. The required distribution date for a Participant who is a 5% owner (as defined in Section 416(i) of the Code) at any time during the Plan Year in which he attains age 66 1/2 or subsequent Plan Year is the April l following the later of:
                                    (A)    the calendar year in which he attains
                                           age 70 1/2; or
                                    (B)    the earlier of the calendar year with
                                           or within which the Plan Year ends
                                           where the Participant becomes a 5%
                                           owner or the calendar year in which
                                           the Participant retires.
                  (v) Death Distribution Provisions: Upon the death of the Participant, the following distribution provisions shall take effect:
                           (1) If the Participant dies after distribution of his interest has commenced, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution in effect prior to the Participant's death.
                           (2) If the Participant dies before distribution of his interest commences, the Participant's entire interest shall be distributed no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:
                                    (A)    if any portion of the Participant's
                                           interest is payable to a designated
                                           Beneficiary, distributions may be
                                           made in substantially equal
                                           installments over the life or life
                                           expectancy of the designated
                                           Beneficiary, commencing on or before
                                           December 31 of the calendar year
                                           immediately following the calendar
                                           year in which the Participant died;
                                    (B)    if the designated Beneficiary is the
                                           Participant's surviving spouse, the
                                           date by which distributions under (i)
                                           above are required to begin shall not
                                           be earlier than the later of December
                                           31 of the calendar year immediately
                                           following the calendar year in which
                                           the Participant died or December 31
                                           of the calendar year in which the
                                           Participant would have attained age
                                           70 1/2; and, if the spouse dies
                                           before payments begin,
                                           subsequent distributions shall be
                                           made as if the spouse had been the
                                           Participant.
5.09     Termination of Service
         (a) Termination of service, except for death, normal retirement, late retirement or disability retirement, qualifies the Participant for the Vested Portion of the Account balance as of the date of termination. The portion of the Participant's Account balance which is vested is determined by the vesting schedule and the years of Vesting Service the Participant has been credited with as of the termination date.
         (b) All years of Vesting Service, as described in Section 1.39, of the Participant with the Employer (or under a predecessor plan, if the obligations of the predecessor plan have been assumed by the Employer) shall be taken into account in determining the Participant's place on the vesting schedule designated in the Adoption Agreement.
         (c) If there is a change in the Plan Year and years of Eligibility and/or Vesting Service are based on such Plan Year, a Participant shall be credited with a year of Eligibility and/or a Vesting Service for both the Plan Year as it was prior to the amendment (as if there was no change) and the first Plan Year after the amendment if the Participant has at least 1,000 Hours of Service in each of those Plan Years.
         (d) The Vested Portion of a Participant's Account balance shall be available for distribution in accordance with the selection in the Adoption Agreement.
                 (i) In the event of a deferred distribution, payment of the Vested Portion shall commence no later than the time prescribed by Section 5.08. If the Participant should die after termination of employment, but before receiving a distribution of the Vested Portion, the Beneficiary shall receive the death benefit, if any, as provided in Section 5.04. Payments shall be made under an arrangement provided for in this Article and shall be subject to the requirements of Section 5.11.
                 (ii) In the event of an immediate distribution, the Vested Portion shall be distributed under an arrangement provided for in this Article and shall be subject to the requirements of Section 5.11. A distribution to which the Qualified Joint and Survivor Annuity and Spousal Consent requirements of Section 401(a)(11) and 417 of the Code apply may commence at any time following the first seven days after the notice required under Section 1.411(a)-(11)(c) of the Income Tax Regulations has been given, provided that:
                           (A) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to waive the Qualified Joint and Survivor Annuity and consent to a form of distribution other than a Qualified Joint and Survivor Annuity;
                           (B)      the distribution occurs after the
                                    Participant has made an affirmative
                                    distribution election;
                           (C) the Participant's spouse, if any, consents to the Participant's election;

                           (D) the Annuity Starting Date is a date after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and
                           (E) the distribution election remains revocable until the later of the Annuity Starting Date or the expiration of the seven day period that begins after the Qualified Joint and Survivor Annuity explanation is provided.

         (e) Any forfeitures shall be a general asset of the Plan and shall be handled in accordance with Section 3.06. A forfeiture shall occur on the earlier of:
                  (i) the distribution of the entire Vested Portion of a Participant's Account; or
                  (ii) the last day of the Plan Year in which the Participant incurs five consecutive one-year Breaks in Service.
         (f) Upon termination of employment of a Participant who was not fully vested in his Employer Account, the non-vested portion of his Employer Account shall be segregated in a separate account (which shall be invested in a manner designed to preserve principal value and shall not participate in the earnings or losses of the investment fund) until the Participant has had five consecutive one-year Breaks in Service or receives a distribution of the Vested Portion of his Accounts, if earlier. If the former Participant is reemployed by the Employer or an Affiliated Employer prior to such time, the separate account shall be recredited as the Participant's Employer Account. If the former Participant is not reemployed by the Employer or an Affiliated Employer before he has had five consecutive one-year Breaks in Service or receives such a distribution; the non-vested portion of his Employer Account, so segregated, shall be forfeited. Any amounts forfeited pursuant to this paragraph (f) shall be applied to reduce Employer contributions. If a Participant is not vested in any portion of his Employer Account, such Employer Account shall be deemed to have been distributed as of the date of distribution of the Vested Portion of his Accounts.
         (g) If an amount of a Participant's Employer Account has been forfeited or is held in a separate account in accordance with paragraph (f) above, that amount shall be subsequently restored to the Participant's Employer Account provided (i) he is reemployed by the Employer or an Affiliated Employer before he has had five consecutive one-year Breaks in Service and
                  (ii) he repays to the Plan an amount in cash equal to the full amount distributed to him from the Plan as a result of his termination of employment.
         (h) In the event that any amounts to be restored by the Employer to a Participant's Employer Account have been forfeited under paragraph (f) above, those amounts shall be taken first from any forfeitures which have not as yet been applied against Employer contributions and if any amounts remain to be restored, the Employer shall make an Employer contribution equal to those amounts.
         (i) Any repayment under this Section 5.09 must be made by the Participant in a single sum within five years of the date he is reemployed.
         (j) If the Vested Portion of a Participant's Account balance exceeds (or at the time of any prior distribution exceeded) $3,500, and the Account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Account balance. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.
         (k) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account Balance is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 5.07 of the Plan, only the Participant need consent to the distribution of an Account balance that is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or
                  Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.
         (l) An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.
         (m) Notwithstanding any other provision of the Plan, a single sum payment shall be made in lieu of all vested benefits if the value of the Vested Portion of the Participant's Accounts never exceeded $3,500, and if the balance of the Participant's Account never exceeded $3,500 as of any previous distribution. The single sum payment shall be made as soon as administratively practicable following the Valuation Date coincident with or next following the Participant's termination of employment.
         (n)      Forfeiture of benefits:
                  (i) If a retirement benefit becomes payable under this Plan to a Participant (or his Beneficiary) and such retirement benefit remains unpaid for a period of five years from the date such retirement benefit first became payable because the Participant (or his Beneficiary) cannot be located, the retirement benefit shall be deemed to be a forfeiture under the Plan and shall be used to reduce future Employer contributions to the Plan as soon as practicable after the deemed forfeiture.
                  (ii) Anything in this Section 5.09 to the contrary notwithstanding, if a retirement benefit is forfeited under the provisions of Section 5.09(n)(i) and the Participant (or his Beneficiary) is located, the retirement benefit shall be reinstated and paid to the Participant (or his Beneficiary) under the terms of this Plan. The Employer shall make up any loss to the Plan as a result of the reinstatement of a retirement benefit as soon as practicable thereafter.

5.10     Status of Account Pending Distribution
         Until completely distributed, the Accounts of a Participant who is entitled to a distribution shall continue to be invested as part of the investment funds of the Plan.

5.11     Joint and Survivor Annuity Requirements
================================================================================
The provisions of this Section 5.11 shall take precedence over any conflicting provision in the Plan and shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 5.11.
================================================================================

         (a)     Qualified Joint and Survivor Annuity:
                 Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, the Vested Portion of a married Participant's Account balance shall be paid in the form of a Qualified Joint and Survivor Annuity and the Vested Portion of an unmarried Participant's Account balance shall be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.
         (b)     Qualified Preretirement Survivor Annuity:
                 Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, the Participant's total Account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.
         (c)     Notice Requirements:
                 In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, provide each Participant a written explanation of:
                  (i) the terms and conditions of a Qualified Joint and Survivor Annuity; and
                  (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; and
                  (iii)    the rights of a Participant's Spouse; and
                  (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.
                 Notwithstanding the foregoing provisions of this paragraph (c), a distribution, to which the Qualified Joint and Survivor Annuity and spousal consent requirements of Section 401(a)(11) and 417 of the Code apply, may commence at any time following the first seven days after the notice required under Section 1.411(a)-(11)(c) of the Income Tax Regulations has been given, provided that:

                 (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to waive the Qualified Joint and Survivor Annuity and consent to a form of distribution other than a Qualified Joint and Survivor Annuity;
                  (ii)  the distribution occurs after the Participant has
                        made an affirmative distribution election;
                  (iii) the Participant's spouse, if any, consents to the
                        Participant's election;
                  (iv) the Annuity Starting Date is a date after the explanation of the Qualified Joint and Survivor
                        Annuity is provided to the Participant; and
                  (v) the distribution election remains revocable until the later of the Annuity Starting Date or the expiration of the seven day period that begins after the Qualified Joint and Survivor Annuity explanation is provided.
         In the case of a Qualified Preretirement Survivor Annuity as described in Section 5.11(b), the Plan Administrator shall provide each Participant within the applicable period for such Participant, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 5.11(a) applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last:
                 (i) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 35.
                  (ii) A reasonable period ending after the individual becomes a Participant.
                  (iii) A reasonable period ending after Section 5.11(d)
                        ceases to apply to the Participant.
                  (iv) A reasonable period ending after this Section 5.11 first applies to the Participant.
                  Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

                  For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii),
                  (iii), and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.
         (d) Notwithstanding the other requirements of this Section 5.11, the respective notices prescribed by this Section need not be given to a Participant if:
                  (i) the Plan "fully subsidized" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity; and

                  (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary.
                  For purposes of this Section 5.11(d), a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.
         (e)      Transitional Rules:
                  (i) Any living Participant not receiving benefits on August 23, 1984 who would otherwise not receive the benefits prescribed by the previous paragraphs of this Section 5.11 must be given the opportunity to elect to have such prior paragraphs of this Section
                           5.11 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976 and such Participant had at least 10 years of Vesting Service when he separated from service.
                  (ii) Any living Participant not receiving benefits on August 23, 1984 who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976 must be given the opportunity to elect to have his benefit paid in accordance with Section 5.11(e)(iv).
                  (iii) The respective opportunities to elect [as described in Sections 5.11(e)(i) and (ii) above] must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.
                  (iv)     Any Participant who has made an election pursuant to
                           Section 5.11(e)(ii) and any Participant who does not make the election under Section 5.11(e)(i) or who meets the requirements of Section 5.11(e)(i) except that such Participant did not have at least 10 years of Vesting Service when he separated from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:
                           (A) Automatic Joint and Survivor Annuity: If benefits in the form of a life annuity become payable to a married Participant who:
                                    (1)    begins to receive payments under the
                                           Plan on or after Normal Retirement
                                           Age; or
                                    (2)    dies on or after Normal Retirement
                                           Age while still working for the
                                           Employer; or
                                    (3)    begins to receive payments on or
                                           after the qualified early retirement
                                           age; or
                                    (4)    separated from Service on or after
                                           attaining Normal Retirement Age (or
                                           the qualified early retirement age)
                                           and after satisfying the eligibility
                                           requirements for the payment of
                                           benefits under the Plan and
                                           thereafter dies before beginning to
                                           receive such benefits,
                                    then such benefits shall be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder shall be in writing and may be changed by the Participant at any time.
                           (B) Election of Early Survivor Annuity: A Participant who is employed after attaining the qualified early retirement age shall be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects a survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under the provision shall be in writing and may be changed by the Participant at any time. The election period begins on the later of:
                                    (1)    the 90th day before the Participant
                                           attains the qualified early
                                           retirement age; or
                                    (2)    the date participation began.
                                    The election period ends on the date the Participant terminates employment.
                           (C)      For purposes of this Section
                                    (1)    "Qualified early retirement age" is
                                           the latest of:
                                           -      the earliest date, under the
                                                  Plan, that the participant may
                                                  elect to receive retirement
                                                  benefits; or
                                           -      the first day of the 120th
                                                  month beginning before the
                                                  Participant reaches Normal
                                                  Retirement Age; or
                                           -      the date the Participant
                                                  begins participation.
                                    (2)    "Qualified Joint and Survivor
                                           Annuity" is an annuity for the life
                                           of the Participant with a survivor
                                           annuity for the life of the spouse.

Article 6.  Administration of the Plan

6.01     Appointment of Plan Administrator
         The Employer shall be designated as the official Plan Administrator unless otherwise elected in the Adoption Agreement. Irrespective of this official designation, the general administration of the Plan and the responsibility for carrying out the provisions of the Plan may be placed in a committee appointed by the Employer through its Board of Directors; if applicable, to serve at the pleasure of the Employer. Any person who is appointed a member of the committee shall signify his acceptance by filing written acceptance with the Employer and the secretary of the committee. Any member of the committee may resign by delivering his written resignation to the Employer and the secretary of the committee.

6.02     Duties of Plan Administrator
         At the direction of the Employer, the members of the committee shall elect a chairman from their number and a secretary who may be, but need not be, one of the members of the committee; may appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting, and consulting services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate to other persons all or such portion of their duties under the Plan, other than those granted to the Trustees under the trust agreement adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.

         The committee shall have all powers, authority and discretion necessary to carry out the provisions of the Plan and to satisfy the requirements of any applicable law or laws. The committee shall have full power, authority and discretion to:
         (a) construe and interpret the Plan, decide all questions of eligibility, and determine the amount, timing, and manner of payment of any benefits hereunder;
         (b)      prescribe procedures to be followed by Participants and/or other persons in filing applications or elections;
         (c)      prepare and distribute, in such manner as may be required by law or as the committee deems appropriate, information explaining the Plan; and
         (d) require from the Employer and Participants such information as shall be necessary for the proper administration of the Plan.
         Decisions of the committee shall be binding on all affected parties.

6.03     Individual Accounts
         The committee shall maintain, or cause to be maintained, records showing the individual balances in each Participant's Accounts. However, maintenance of those records and Accounts shall not require any segregation of the funds of the Plan.

6.04     Meetings
         The committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

6.05     Action of Majority
         Any act which the Plan authorizes or requires the committee to do may be done by a majority of its members. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the committee and shall have the same effect for all purposes as if assented to by all members of the committee at the time in office.

6.06     Compensation and Bonding
         No member of the committee shall receive any compensation from the Plan for his services as such. Except as may otherwise be required by law, no bond or other security need be required of any member in that capacity in any jurisdiction.

6.07     Establishment of Rules
         Subject to the limitations of the Plan, the committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. The determination of the committee as to any disputed question shall be conclusive.

6.08     Prudent Conduct
         The members of the committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation. No member of the committee shall participate in the consideration of any manner or questions under the Plan which specifically relates to him or other persons entitled to benefit payments as a result of the committee member's participation under the Plan.

6.09     Service in More Than One Fiduciary Capacity
         Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.

6.10     Limitation of Liability
         The Employer, the Board of Directors, if any, the members of the committee, and any officer, employee or agent of the Employer shall not incur any liability individually or on behalf of any other individuals or on behalf of the Employer for any act or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual or the Employer from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

6.11     Indemnification
         The Employer shall indemnify and save harmless the Board of Directors, if any, and the committee and each member thereof, against any and all expenses, losses, damages, liabilities and claims, including legal fees to defend against such liabilities and claims, arising out of their discharge in good faith of responsibilities under or incident to the Plan, excepting only expenses, losses, damages and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Employer or provided by the Employer under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment or expenses or fees under this Article 6 shall be made only from assets of the Employer and shall not be made directly or indirectly from assets of the Trust.

6.12     Appointment of Investment Manager
         The Employer may, in its discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or part of the assets of the Plan, as the Employer shall designate. In that event authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.

6.13     Review of Applications for Benefits
         (a) When a Participant or other person files an application for a benefit payment with the committee, the committee shall review the application and make a determination of eligibility for any amount of benefit due a Participant or such other person. If an application is wholly or partially denied, the committee shall give written notice of the denial to the Participant or other person applying (hereinafter referred to in this Section as the "claimant") within 90 days after receipt of the claim, unless special circumstances require an extension of not more than an additional 90 days (in which event the claimant shall be notified of the delay during the first 90-day period). Such notice shall set forth:
                  (i) the specific reason or reasons for the denial, with references to the specific Plan provisions on which the denial is based,
                  (ii) an explanation of additional material or information, if any, necessary to perfect any claim and a statement of why such material or information is necessary, and
                  (iii)    an explanation of the review procedure.
                  If the notice of denial is not furnished within the required time period specified above, the claim shall be deemed to be denied and the claimant shall be permitted to proceed to the review stage described in paragraphs (b) and (c) below.
         (b) In the event an application for benefits is denied by the committee, either in whole or in part as to the payment of benefits or amounts, the claimant shall have the right to request a full and fair committee review of the denial. Such request must be made in writing and delivered to the committee within 60 days of receipt of the written notice of claim denial or 60 days after the day on which the claim is deemed denied under paragraph (a) above.
         (c) In such review, the claimant or his duly authorized representative shall have the right to review any pertinent documents and to submit any issues or comments in writing. The committee shall submit its decision in writing within 60 days after the request for review, or in special circumstances (such as where the committee in its sole discretion finds there is a need to hold a hearing) within 120 days of the request for review (written notice of any such extension shall be furnished to the claimant before the commencement of such extension). The decision shall be binding on all parties and shall contain specific reasons for the decision and specific references to the pertinent Plan provisions upon which the decision is based. If no decision is furnished within the time period specified above, the claim shall be deemed to be denied on review.
         (d) Notices of denial and decisions on review shall be as complete as possible, but in no event shall be construed to bar the subsequent raising of additional bases of denial or decisions.

6.14     Administrative Fees and Expenses
         All expenses that arise in connection with the administration of the Plan, including, but not limited to, the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee and compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who has been retained by the Employer in connection with the administration thereof, shall be paid from the funds of the Plan held by the Trustee under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan to the extent not paid by the Employer.

Article 7.  Management of Funds

7.01     Trustees
         All the funds of the Plan shall be held by the Trustees appointed from time to time by the Board of Directors, if applicable. The Employer shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Trustees. The Trustees shall have all the powers necessary to carry out the provisions hereunder. In amplification, but not in limitation of such powers, the Trustees shall have the following powers and immunities and be subject to the following duties:
         (a)      The Trustees shall receive all contributions hereunder and apply such contributions as hereinafter set forth.
         (b)      The Trustees shall have the custody of and safely keep all cash, securities, property and investments received or purchased in accordance with the terms hereof.
         (c) Subject to any limitations that may be contained elsewhere in this Plan, the Trustees shall take control and management of the trust and shall hold, sell, buy, exchange, invest and reinvest the corpus and income of the trust. All contributions paid to the Trustees shall be held and administered by the Trustees as a single trust fund, and the Trustees shall not be required to segregate and invest separately any part of the trust fund representing accruals of interests of individual Participants in the Plan except as may be elected by the Participant elections, if any, permitted in accordance with the provisions of Section 3.11.
         (d) Subject to the limitations contained herein, the Trustees may invest the funds of the trust in such securities and properties as they may determine and shall not be restricted by any applicable laws prescribing forms of property which may be held or acquired by a Trustee. Subject to the limitations contained in Section 407 of the ERISA and the other limitations expressed herein, the Trustees may invest funds of the trust in the common or preferred stock, securities, or other secured obligations of the Employer. All such purchases shall be disclosed in full detail to the Internal Revenue Service. Without limiting the generality of any other provisions hereof, it is expressly provided that the trust fund may be invested in a common trust fund maintained by the Trustees.
         (e) The Trustees may sell or exchange any property or asset of the trust at public or private sale, with or without advertisement, upon terms acceptable to the Trustees and in such manner as the Trustees may deem wise and proper. The proceeds of any such sale or exchange may be reinvested as is provided hereunder. The purchaser of any such property from the Trustees shall not be required to look to the application of the proceeds of any such sale or exchange by the Trustees.
         (f) The Trustees shall have full power to mortgage, pledge, lease or otherwise dispose of the property of the trust without securing any order of court therefor, without advertisement, and to execute any instruments containing any provisions which the Trustees may deem proper in order to carry out such actions. Any such lease so made by the Trustees shall be binding, notwithstanding the fact the term of the lease may extend beyond the termination of the trust.
         (g) The Trustees shall have the power to borrow money upon terms agreeable to the Trustees and pay interest thereon at rates agreeable to the Trustees, and to repay any debts so created.
         (h) The Trustees may participate in the reorganization, recapitalization, merger, or consolidation of any corporation wherein the Trustees may own stock or securities and may deposit such stock or other securities in any voting trust or protective committee or like committee or Trustees or with the depositories designated thereby, and may exercise any subscription rights or conversion privileges, and generally may exercise any of the powers of any owner with respect to any stock or other securities or property comprising the trust.
         (i) The Trustees may, through any duly authorized officer or proxy, vote any share of stock which the Trustees may own from time to time.
         (j) The Trustees shall retain in cash and keep unproductive of income such funds as from time to time they may deem advisable. The Trustees shall not be required to pay interest on any cash in their hands pending investment, nor shall the Trustees be responsible for the adequacies of the trust to discharge any and all payments under this Agreement. Cash received under any of the provisions hereof may be deposited by the Trustees in such banking institutions as may be selected by the Trustees, under such provisions with respect to interest as may be permitted by law. For the purposes of this Section, the word "accounts" shall be construed to mean not only demand deposit accounts, but also savings accounts and time deposits accounts without regard as to whether the amount on deposits is evidenced by a statement, passbook or certificate. All persons dealing with the Trustees are released from inquiry into the decision or authority of the Trustees to act.
         (k) The Trustees shall be fully protected in relying upon the existence of any fact or set of facts represented to them in writing by the Employer.
         (l) The Trustees shall discharge their duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with the like aims and shall diversify the investments under this Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The Trustees shall comply with any funding policy established in writing by the Employer, but the Trustees shall be solely responsible [except as provided in Section 7.01(u)] for the selection and retention or non-retention of the investments to fulfill such funding policy.
         (m) The Trustees shall not be required to institute any legal action for the protection of the Trust or in carrying out the duties of the Trustees hereunder unless they shall first be indemnified by the Employer for any and all expenses in connection therewith.
         (n) The Trustees shall keep an accurate record of their administration of this Trust and shall include a detailed account of all investments, receipts and disbursements, and other transactions hereunder, and all accounts, books and records relating hereto shall be open for inspection to any person designated by the Employer, or the officers of the Employer at all reasonable times. Within 90 days following the close of each year, the Trustees shall file with the Employer, a written report setting forth all investments, receipts and disbursements and other transactions during such fiscal year. Such reports shall contain an exact description of all securities purchased, exchanged or sold, the cost of net proceeds of sale, and list the securities and investments held at the end of such year, with the cost of each item thereof, as carried on the books of the Trustees.
         (o) The Trustees may hold stocks, bonds, or other securities in their own name as Trustees, with or without the designation of said trust estate, or in the name of a nominee selected by them for the purpose, but said Trustees shall nevertheless be obligated to account for all securities received by them as a part of the corpus of the trust estate herein created, notwithstanding the name in which the same may be held.
         (p) The Trustees shall be under no obligation to determine the amount of benefits to which Participants or their Beneficiaries will be entitled or to keep any records of the respective interest of any individual Participant or Beneficiary in the Plan. The Trustees, upon written instructions from the Employer shall make payments to the Participants who qualify for such benefits and shall purchase, transfer, discontinue or surrender insurance contracts. The Trustees shall have no liability to the Employer, or to any other person in making such payments. The Trustees shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan and shall have discharged their obligation in that respect when they shall have sent checks and other papers by ordinary mail to such person or persons and addresses as may be certified to them in writing by the Employer.
         (q) No broker, transfer agent, or purchaser shall be required to ascertain whether or not the Trustees have obtained prior approval from any source for the sale or purchase of any of the assets of the Trust.
         (r) At no time during the administration of this Trust shall the Trustees be required to obtain any court approval of any act required of them in connection with the performance of their duties or in the performance of any act required of them, in the administration of their duties as Trustees. The Trustees shall have full authority to exercise their judgment in all matters and at all times without court approval of such decisions; provided, however, that if any application to or proceeding or action in the courts is made, only the Employer and the Trustees shall be necessary parties, and no Participant in the Plan or other person having an interest in the trust shall be entitled to any notice or service of process. Any judgment entered in such proceeding or action shall be conclusive upon all persons claiming an interest under the trust.
         (s) The Trustees may consult with legal counsel (who may be of counsel to the Employer) concerning any question which may arise with reference to their duties under this agreement, and the option of such counsel shall be full and complete protection in respect to any action taken or suffered by the Trustees hereunder in good faith and in accordance with the opinion of such counsel.
         (t) The Trustees may employ such counsel, accountants, and other agents as they shall deem advisable. The Trustees may charge the compensation of such counsel, accountants and other agents for their services in such amounts as may be agreed upon from time to time by the Employer and the Trustees, and any other expenses necessary in the administration of this trust, against the fund.

         (u) The Trustees with the consent of the Employer may employ an investment manager or managers to manage any assets of the Plan. Without limiting the generality of the above, it is specifically provided that such power of management includes the power to acquire or dispose of said assets. The Employer may appoint an investment manager or managers to manage any assets of the Plan. In either such event, the responsibility for investment decisions shall be clearly allocated in writing between the investment manager and the Trustees and neither shall be responsible for the action or inaction of the other.

7.02 A Trustee may be removed by the Board of Directors, if any, of the Employer at any time upon giving advance notice in writing to the Trustees. A Trustee may resign at any time upon giving advance notice in writing to the Employer. Within 60 days after such removal or resignation of a Trustee, the Trustee shall file with the Employer, a written report setting forth all investments, receipts, and disbursements, and other transactions effected by him since the end of the preceding fiscal year. Such report shall contain an exact description of all securities and property purchased and sold, the cost or net proceeds of sale (excluding accrued interest paid or received) and shall further indicate such assets held to such date of removal or resignation, together with the cost of each item thereof, as carried on the books of the Trustees.

7.03 Immediately upon the removal or resignation of a Trustee, the Board of Directors of the Employer shall appoint and designate a new Trustee with the same powers and duties as those conferred upon the Trustee hereunder, and the former Trustee shall assign, transfer and pay to the successor Trustee the assets then constituting the Trust hereunder.

7.04 Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan or for the payment of reasonable administrative expenses not paid by the Employer. No person shall have any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

Article 8.  Top-Heavy Provisions
================================================================================
In the event the Plan is, or becomes top-heavy, the provisions of this Article 8 shall supersede any conflicting provision in the Plan or Adoption Agreement.
================================================================================

8.01 The term "top-heavy plan" means with respect to any Plan Year commencing subsequent to December 31, 1983, a plan, in which, as of the "determination date" (which for the first Plan Year is the last day of that Plan Year and for subsequent Plan Years is the last day of the preceding Plan Year) the cumulative Account balances, as of the valuation date (which is the last day of the current Plan Year) under the Plan for "key employees" exceeds 60% of the cumulative Account balances for all employees. The value of Account balances shall be computed in accordance with Section 416(g) of the Code and Article 3 of this Plan.

8.02 For purposes of this Article 8, the term "key employee" means an employee, former employee or the Beneficiary of an employee of the Employer or an Affiliated Employer who, at any time during the Plan Year, or any time during the four preceding Plan Years, is (or was):

         (a) an officer of the Employer or an Affiliated Employer earning Statutory Compensation in excess of 50% of the maximum dollar limitation on benefits under Section 415(b)(1)(A) of the Code, as in effect for that Plan Year. (No more than three employees, or 10% of all employees if there are more than 30, shall be counted as "officers" for purposes of this Section);
         (b) an employee earning Statutory Compensation in excess of 100% of the maximum dollar limitation on annual additions under Section 415(c)(1)(A) of the Code, as in effect for that Plan Year, and who is also one of the ten largest owners of the Employer or an Affiliated Employer (either directly or through the attribution rules under Section 318 of the Code) provided that such ownership interest is equal to at least one-half of 1%;
         (c)     a 5% owner of the Employer; or
         (d) a 1% owner of the Employer earning Statutory Compensation in excess of $150,000.
         The term "non-key employee" means any employee who is not a key employee or the Beneficiary of such employee.

8.03 For Aggregated Plans, each plan of an Employer or an Affiliated Employer required to be included in an "aggregation group" shall be treated as a top-heavy plan if such group is a "top-heavy group".
         (a)     Aggregation Group -
                  (i) Required Aggregation - The term "aggregation group" means
                        (A) each plan of the Employer and Affiliated Employers, including any plan which has terminated during the five- year period preceding a determination date, in which a key employee is a Participant, and
                        (B) each other plan of the Employer and Affiliated Employers which enables any plan described in subclause (A) to meet the requirements of Section 401(a)(4) or 410 of the Code.

                  (ii) Permissive Aggregation - The Employer may treat any plan not required to be included in an aggregation group under clause (i) as being part of such group if such group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan taken into account.
         (b) Top-Heavy Group - The term "top-heavy group" means any aggregation group, if the sum, as of the determination date, of subsections (i) and (ii) exceeds 60% of a similar sum determined for all employees. Subsections (i) and (ii) are as follows:
                  (i) The Present Value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group, and
                  (ii) The aggregate of the accounts of key employees under all defined contribution plans included in such group.
         (c) Top-Heavy Ratio Provision - For Plan Years beginning after December 31, 1984;
                  (i) If the Employer maintains one or more defined benefit plans and has not maintained any defined contribution plans (including any simplified employee pension plan) which during the five-year period ending on the determination date(s) has or has had account balances, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the Present Value of accrued benefits of all key employees as of the determination date(s) (including any part of any accrued benefit distributed in the five-year period ending on the determination date(s)), and the denominator of which is the sum of the Present Value of accrued benefits for all Participants in the plan(s) (including any part of any accrued benefits distributed in the five-year period ending on the determination date(s)), determined in accordance with Section 416 of the Code and the regulations thereunder.
                  (ii) If the Employer maintains one or more defined benefit plans and the Employer also maintains or has maintained one or more defined contribution plans (including any simplified employee pension plan) which during the five-year period ending on the determination date(s) has or has had any Account balances, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the Present Value of accrued benefits under the aggregated defined benefit plan or plans of all key employees and the sum of Account balances under the aggregated defined contribution plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the Present Value of accrued benefits under the defined benefit plan or plans for all Participants and the Account balances under the aggregated defined contribution plan or plans for all Participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The Account balances under a defined contribution plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an Account balance made in the five-year period ending on the determination date.

                  (iii) For purposes of (i) and (ii) above, the value of Account balances and the Present Value of accrued benefits shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The Account balances and accrued benefits of a Participant (A) who is not a key employee but who was a key employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five-year period ending on the determination date shall be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year. The accrued benefit of a Participant other than a key employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

8.04 The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:
         (a) In each Plan Year, in addition to the contributions otherwise provided under the Plan, the Employer shall make contributions on behalf of any such Participant (and each Employee eligible to become a Participant) who is a non-key employee who has not separated from service as of the Valuation Date irrespective of his Hours of Service completed during the Plan Year, which shall cause the total contributions to the Participant's Account to be equal to a percentage of the Participant's Compensation for the Plan Year, that percentage to be the lesser of 3% or, for a profit sharing plan, the percentage rate, determined for the key employee for whom that percentage is the highest and equivalent to a fraction, the numerator of which is the contribution made on behalf of that key employee by the Employer under Section 3.01 and Article 4 and the denominator of which is the Compensation of the key employee for that Plan Year. When determining the minimum contribution to be made on behalf of a non-key employee pursuant to this
                  Section 8.04, neither the Participant's Elective Deferral Contributions nor Employer Matching Contributions made pursuant to Article 4 shall be considered towards satisfaction of such minimum contribution.
         (b) If a non-key employee participates in both a defined benefit plan and a defined contribution plan which are part of a required aggregation group or permissive aggregation group and the top-heavy ratio exceeds 60%, top-heavy minimum benefits will be provided by this Plan in accordance with the formula set forth in Section 8.04(a) except that the percentage of Compensation to be allocated shall be 5%.

8.05 The minimum allocation required [to the extent required to be nonforfeitable under Code Section 416(b)] may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

8.06 For any Plan Year in which this Plan is top-heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement(s) shall automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the plan became top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top-heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy and such Employee's Account balance attributable to Employer contributions and forfeitures shall be determined without regard to this Section.

Article 9.  General Provisions

9.01 Except as required by any applicable law, no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:
         (a) creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,
         (b)      is made pursuant to a State domestic relations law,
         (c) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and
         (d) otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a "qualified domestic relations order", as determined by the Plan Administrator, in its sole discretion.

9.02 The establishment of the Plan shall not confer any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant in the Plan.

9.03 If the Plan Administrator shall find that a Participant or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor, the Plan Administrator, in its sole discretion, may direct that any benefit due him, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

9.04 Each Participant, Beneficiary or other person entitled to a benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Plan Administrator the information that the Plan Administrator, in its sole discretion, shall require to establish his rights and benefits under the Plan.

Article 10.  Amendment, Merger and Termination

10.01    Amendment
         (a)      The sponsoring organization may amend any part of the Plan.
         (b)      The Employer may:
                  (i)   Change the choice of options in the Adoption Agreement,
                  (ii) Add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or
                        Section 416 of the Code because of the required aggregation of multiple plans, and
                  (iii) Add certain model amendments published by the Internal
                        Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason shall no longer participate in this prototype plan and shall be considered to have an individually designed plan. When this Plan is used to amend an existing plan, the terms and conditions of the prior plan document shall prevail as to obligations and rights of the parties to the Plan during the effective period of the prior plan document. No amendment to the Plan shall decrease the accrued benefit, or Account balance of any Participant. If the Employer amends any of the provisions of this Plan, it shall be considered to be an individually designed plan.

10.02 No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Account balance or eliminating a benefit that is "protected" pursuant to Section 411(d)(6) of the Code.

10.03 In the event that the vesting schedule of the Plan is amended, a Participant's nonforfeitable percentage of his Employer Account (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective) of any Employee who is a Participant of the Plan shall not be less than the nonforfeitable percentage computed under the Plan without regard to such amendment. In addition, each Participant who has completed at least three years of service may elect after the adoption of such amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which a Participant can elect an old vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:
         (a)      60 days after the amendment is adopted,
         (b)      60 days after the amendment becomes effective, or
         (c) 60 days after the Participant is issued written notice of the amendments by the Employer or the Plan Administrator.

10.04 The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

10.05 If any company is or becomes a subsidiary of or associated with the Employer, through its Board of Directors, if any, may include the employees of that subsidiary or associated company in the membership of the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of an Employer as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Employer shall determine to what extent, if any, previous service with the subsidiary, associated or other company shall be recognized under the Plan, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.

10.06 Any subsidiary or associated company may terminate its participation in the Plan upon appropriate action by it. In that event the funds of the Plan held on account of Participants in the employ of that company, and any unpaid balances of the Accounts of all Participants who have separated from the employ of that company, shall be determined by the Plan Administrator. Those funds shall be distributed as provided in
         Section 10.07 if the Plan should be terminated, or shall be segregated by the Trustees as a separate trust, pursuant to certification to the Trustees by the Plan Administrator, continuing the Plan as a separate plan for the employees of that company under which the board of directors of that company shall succeed to all the powers and duties of the Board of Directors, if any, including the appointment of the members of the Plan Administrator.

10.07 The Employer, through its Board of Directors, if any, may terminate the Plan or completely discontinue contributions under the Plan for any reason at any time. In the case of termination or partial termination of the Plan, or a complete discontinuance of Employer contributions to the Plan, the right of affected Participants to their Accounts under the Plan as of the date of the termination, partial termination, or discontinuance shall be non-forfeitable. The amount in each Participant's Accounts shall be distributed, as the Employer shall direct, to him or for his benefit. In the event the Participant's Accounts exceed (or at the time of any prior distribution exceeded) $3,500, the distribution shall not be made prior to the Participant's 65th birthday without the consent of the Participant and the Participant's spouse, if any, to that earlier distribution.

EXHIBIT 10.2(II) - THE MERCHANTS NATIONAL BANK NON-STANDARDIZED 401(K) SAVINGS
                   PLAN AND TRUST PROTOTYPE PLAN ADOPTION AGREEMENT

                             BUCK CONSULTANTS, INC.
                                NON-STANDARDIZED
                  401(K) SAVINGS PLAN AND TRUST PROTOTYPE PLAN
                            ADOPTION AGREEMENT (#002)

                        IRS SERIAL #    D8310524     Date       12/13/93
                                    -----------------      -------------

The The Merchants National Bank
-----------------------------------------------------------
(exact legal name of Employer)

(hereinafter referred to as the Employer), having its principal place of business in

 Hillsboro                      Ohio
--------------------------------------
(City)                   (State)

hereby adopts Buck Consultants, Inc. Non-Standardized 401(k) Savings Plan and Trust Prototype Plan, and further appoints as:

Trustee(s),  Paul Pence, Jr., Donald E. Fender, Jr., and Jack E. Walker
            -----------------------------------------------------------
                                                                       ;
           -----------------------------------------------------------

Named Fiduciary*,              "Same"                                          ;
                  -------------------------------------------------------------

Plan Administrator*,           "Same"                                      ; and
                     ------------------------------------------------------

Agent for Legal Service of Process*,      "Same"                               .
                                     ------------------------------------------

         *If same as Employer, write "Same".

The Employer's Tax Year begins        1/1        and ends      12/31      .
                               ----------------           ----------------

Employer Telephone Number (513)393-1993          .
                          -----------------------

Business Code Number (same as shown on Form 1120)   6090                       .
                                                  -----------------------------

Date Business Commenced         1879            .
                        ------------------------

In connection herewith, the Employer makes the following statements and selections:

     This Plan shall be known as  The Merchants National Bank Profit Sharing and
                                ------------------------------------------------
                            (name of Employer)

                                  401(k) Savings Retirement Plan and Trust which
     ---------------------------
         shall be identified by Employer I.D. # 31-0373340   and Plan Serial

         #002 (001, 002, etc. - assign sequentially).

The employer maintains, or has maintained, the following qualified plans: (List all plans ever maintained by the Employer starting with Plan Serial #001.)

   Plan                        Status
  Serial #     Type of Plan    In Force   Terminated
  --------     ------------    --------   ----------

  001         Defined Benefit    [X]         [ ]
-----------  -----------------
                                 [ ]         [ ]
-----------  -----------------
                                 [ ]         [ ]
-----------  -----------------

         This Employer is:                        [ ]   Sole Proprietor
                                                  [ ]   Partnership
                                                  [X]   Corporation
                                                  [ ]   S Corporation
                                                  [ ]   Professional Corporation
                                                  [ ]   Non Profit Corporation

In the case of a group of employers which constitutes a Controlled Group of Corporations, or an Affiliated Service Group [as defined in Sections 414(b) and 414(m), respectively, of the Internal Revenue Code], or which constitutes one or more trades or businesses whether or not incorporated which are under common control [as defined in Section 414(c)], all such employers shall be considered a single employer for purposes of determining plan qualification, minimum participation, benefit accrual, vesting standards, and limitations on benefits and contributions. The employers listed below are required to be aggregated with the adopting employer under Code Sections 414 (b), (c) or (m), and shall participate in this Plan to the extent indicated as evidenced by written resolution adopting this Plan. (If there are no affiliated employers, indicate None.)

    Employer        Employer                     Participating    Participation



     Name            I.D. #                      Employer         Effective Date
     ----            ------                      --------         --------------

                               [ ] Yes  [ ] No
--------------  ---------------
                               [ ] Yes  [ ] No
--------------  ---------------
                               [ ] Yes  [ ] No
--------------  ---------------

If this Plan and Trust is adopted by more than one member of the aggregation group, this Plan

[ ]      (a)      shall be administered as one plan (i.e., contributions and forfeitures shall not be separated for each participating
                  Employer).

[ ]      (b)      shall be administered as a single employer plan for each
                  participating Employer [i.e., contributions shall be made by each Employer only for those Participants employed by such Employer and forfeiture shall be used to reduce the contribution made by the applicable Employer - each asset pool shall be considered a separate plan which must independently satisfy Code Section 401(a)(26)].

Any Employee of a participating Employer must receive credit for service while employed by any member of the aggregation group (including non-participating employers) for purposes of vesting and eligibility under this Plan from the date such Employer became a member of the aggregation group.

A-1.13 The adoption of this Plan constitutes: (check appropriate statement and provide information)

                  [ ]      (a)      The initial adoption of this Plan and Trust
                                    by the Employer. The Effective Date of this
                                    Plan is                            .
                                            ---------------------------
                                     (month/day/year)

                  [x]      (b)      An [x] amendment and restatement, or [ ]
                                    merger of the following Plan(s) known as
                                                                              ,
                                    ------------------------------------------
                                    (name of Plans and Trusts)

                                    with the original effective date(s) of

                                     January 1, 1992                          .
                                    ------------------------------------------
                                    (month/day/year)

                                    The effective date of this amendment and restatement is

                                     January 1, 1992                           .
                                    ------------------------------------------
                                    (month/day/year)


                                ================
                                 1. DEFINITIONS
                                ================

A-1.11(a)      Compensation with respect to any Participant means:

                     [ ]      "Code Section 415 Compensation."

                     [x]      Compensation reportable as wages on Form W-2.

                  (b) However, for non-integrated plans, Compensation shall exclude (select all that apply):

                           [ ]      N/A  No exclusions

                           [ ]      overtime

                           [x]      bonuses

                           [ ]      commissions

                           [ ]      other

                  (c) For purposes of this Section, Compensation shall be based on:

                           [x]      the Plan Year.

                           [ ] the Fiscal Year coinciding with or ending within the Plan Year.

                           [ ] the Calendar Year coinciding with or ending within the Plan Year.

                              NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

                  (d) However, for an Employee's first year of participation, Compensation shall be recognized as of:

                           [ ]      the first day of the Plan Year.

                           [x]      the date the Participant entered the Plan.

                  (e) In addition, Compensation and "Code Section 414(s) Compensation"

                           [x] shall [ ] shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) or 403(b).

A-1.27   Plan Year: (select one and complete)

                  [x]      (a)      the consecutive 12 month period for which
                                    records for this Plan shall be maintained beginning January 1 and ending December 31 .

                  [ ]      (b)      Short Plan Year? [ ] No [ ] Yes, beginning
                                    ________________ and ending _____________.
                                    Subsequent Plan Years shall be the
                                    consecutive 12-month period commencing each
                                    _____________ and ending each _____________.
                                    (The Plan
                                    must retain its qualified status during this period.) Adjustments for eligibility and vesting shall be made as required by Section
                                    5.09(c) if the Plan Year is changed.

A-1.28 For purposes of establishing Present Value to compute the top-heavy ratio, any benefit (under a Defined Benefit plan) shall be discounted for mortality and interest based on the following: (If the Employer maintains a defined benefit plan, this section must be completed.)

                         Interest Rate 6%   Mortality Table UP-84 (set back
                                                            0 years for males;
                                                            5 years for females)

A-1.37 Valuation Date: shall mean the last day of the Plan Year unless another date or dates are indicated below:

                  March 31, June 30, September 30, December 31
                  ____________________________________________

A-1.39   (a)      Years of Service with a predecessor employer;

                  Years of Service with _______________________, for whom this Employer - does not maintain a predecessor plan shall be considered under the Plan for purposes of: (select as desired)

                           [ ]      Vesting

                           [ ]      Eligibility

                           [x]      None of the above

                  (b) Vesting Years of Service: Years of Service credited for vesting shall exclude the years checked below subject to Section 5.09: (select as desired)

                           [ ] Years of Service before the Employee's _____ (cannot exceed 18th) birthday. (If Hours Method is used, the Plan Year in which the Employee attains age 18 shall not be excluded.)

                           [ ] Years of Service prior to the original Effective Date of this Plan or a predecessor plan.

                           [ ] Years of Service prior to ________________. (Date selected may not be later than the original effective date of this Plan or a predecessor plan.)

                           Note: In general, a predecessor plan is a plan which terminates within the five-year period immediately preceding or following the establishment of this Plan.

                  (c) Years of Service shall be computed under the following method: (select one)

                           [x]      (1)    Hours Method -- based on the actual
                                           Hours of Service credited to the
                                           Employee during the applicable
                                           computation period.

                           [ ]      (2)    Elapsed Time Method -- based on the
                                           total time an Employee is employed
                                           without regard to actual hours
                                           credited as explained in Section 1.39
                                           of this Plan.

                                ================
                                 2. ELIGIBILITY
                                ================

A-2.01 (a)       For purposes of plan coverage and benefits, employees of
                           affiliated employers required to be aggregated with the Employer under Section 414(b), (c) or (m) of the Code shall not be treated as Employees of the Employer unless such affiliated employers are identified as Participating Employers on page 2 of this Adoption Agreement.

                           For purposes of plan coverage and benefits, the term "Employee"

                           [ ]      shall include

                           [ ]      shall not include

                           [x]      N/A (Employer has no "leased employees.")

                           "leased employees" who are required to be considered employees of the Employer under Code Section 414(n).

                  (b) The following classes of Employees of the Employer shall be eligible to participate in the Plan:

                           [x] All Employees except Employees who are non-resident aliens who have no income from the Employer subject to U.S. income tax.

                           [ ]      Hourly paid Employees

                           [ ]      Salaried Employees

                           [ ] All Employees except Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                           [ ]      Other

                  (c)      Minimum age and service requirements:  (select one)

                           [x]      (1)    An Employee shall become a
                                           Participant on the Entry Date
                                           coincident with or next following Age
                                           21 (cannot exceed 21) and the
                                           completion of 1000 (cannot exceed 1
                                           year) Hours of Service. MUST HAVE AT
                                           LEAST 2 ENTRY DATES, i.e. CANNOT
                                           ELECT (e)(1) BELOW.

                                           If the year of Eligibility Service
                                           includes a fractional year, an
                                           Employee shall not be required to
                                           complete any specified number of
                                           Hours of Service to receive credit
                                           for such fractional year.

                           [ ]      (2)    An Employee shall become a
                                           Participant on the Entry Date
                                           coincident with or next following Age
                                           _____ (cannot exceed 20 1/2) and the
                                           completion of _______ [cannot exceed
                                           1/2 year (6 months)] year of
                                           Eligibility Service. USE THIS
                                           PROVISION ONLY WHEN (e)(1) (ONE ENTRY
                                           DATE) IS ELECTED BELOW.

                                           If the year of Eligibility Service
                                           includes a fractional year, an
                                           Employee shall not be required to
                                           complete any specified number of
                                           Hours of Service to receive credit
                                           for such fractional year.

                  (d) The preceding election in A-2.01(c) notwithstanding, Employees who are actively employed _________________ on shall be deemed to have satisfied the

                           [ ]      (1)    Age requirement as of the Effective
                                           Date.

                           [ ]      (2)    Service requirements as of the
                                           Effective Date.

                           [ ]      (3)    Age and service requirements as of
                                           the Effective Date.

                           [x]      (4)    N/A (Age and Service requirements in
                                           A-2.01(c) apply to all Employees.)

                  (e)      Entry Date:  Shall mean:  (select one)

                           [ ]      (1)    First day of Plan Year.

                           [x]      (2)    First day of Plan Year and the date 6
                                           months after the first day of the
                                           Plan Year.

                           [ ]      (3)    The first day of the Plan Year and
                                           the dates which are 3, 6 and 9 months
                                           after the first day of the Plan Year.

                           [ ]      (4)     First day of each month.





      ====================================================================
                 3. PROFIT SHARING CONTRIBUTIONS AND ALLOCATIONS
      ====================================================================

A-3.01   Contributions

                  =================================================
                    Complete only if discretionary
                    contributions are being made in addition
                    to contributions made in accordance with
                    the selections under Section 4 - Cash or
                    Deferred Arrangement (CODA).
                  =================================================

                  (a)      The Employer shall contribute [select (1) or (2)]

                           [ ]      (1)    out of current or accumulated
                                           profits.

                           [x]      (2)    without regard to current or
                                           accumulated profits.

                           The amount of such contribution shall be [select (3) or (4)]

                           [x]      (3)    as determined by the Board of
                                           Directors each year.

                           [ ]      (4)     Other

                  (b) Allocation of contributions under A-3.01(a) above shall be made for all Participants who are credited with at least [select (1), (2), or (3)]

                           [x]      (1)     1,000 Hours of Service

                           [ ]      (2)     500 Hours of Service

                           [ ]      (3)     one Hour of Service

                           during the Plan Year [select (4) or (5)]

                           [ ]      (4)    regardless of whether or not employed
                                           on the last day of the Plan Year.

                           [x]      (5)    and is employed by the Employer on
                                           the last day of the Plan Year.

                           The preceding notwithstanding, the Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                                    (1)    The group of Participants eligible to
                                           share in the Employer's contribution
                                           shall be expanded to include all
                                           Participants who are employed on the
                                           last day of the Plan Year and who are
                                           credited with at least 500 Hours of
                                           Service.

                                    (2)    If after the application of paragraph
                                           (1) above, the applicable test is
                                           still not satisfied, then the group
                                           of Participants eligible to share in
                                           the Employer's contribution shall be
                                           further expanded to include all
                                           Participants who are credited with at
                                           least 500 Hours of Service regardless
                                           of employment on the last day of the
                                           Plan Year.

                                    Note:  Employer includes all employers which
                                           are required to aggregated with the
                                           Employer under Code Sections 414(b),
                                           (c) or (m).

                  (c) If a Participant dies, retires, or becomes disabled during the Plan Year and does not complete the hours requirement for a contribution, an allocation

                           [ ]      (1)    shall not be made on such
                                           Participant's behalf for such Plan
                                           Year.

                           [x]      (2)    shall be made on such Participant's
                                           behalf for such Plan Year.

                  (d) Employer contributions under this Section and forfeitures, if applicable, shall be allocated to Participant's Accounts as follows:

                           [x]      (1)    NON-INTEGRATED FORMULA
                                           On a pro-rata basis to all
                                           Participants in the proportion that a
                                           Participant's Compensation bears to
                                           the total of all Participants'
                                           Compensation.

                           [ ]      (2)    INTEGRATED FORMULA (INTEGRATED WITH
                                           SOCIAL SECURITY)

                                           STEP ONE: In any Plan Year the Plan
                                           is Top-Heavy contributions shall be
                                           allocated to all Participants in the
                                           ratio that each Participant's
                                           Compensation bears to all
                                           Participants' Compensation, but not
                                           in excess of 3% of such Compensation.

                                           (If the plan is not top-heavy,
                                           proceed to step two.)

                                           STEP TWO: Any contributions not
                                           allocated in STEP ONE shall be
                                           allocated to each Participant's
                                           Account in the ratio that the sum of
                                           each Participant's total Compensation
                                           plus Compensation in excess of the
                                           integration level bears to the sum of
                                           all Participants' total Compensation
                                           plus Compensation in excess of the
                                           integration level, but not in excess
                                           of the maximum disparity rate.

                                           STEP THREE: Any remaining Employer
                                           contributions shall be allocated to
                                           each Participant's Account in the
                                           ratio that each Participant's total
                                           Compensation for the Plan Year bears
                                           to all Participants' total
                                           Compensation for that year.

                                           For purpose of this Section,
                                           Compensation shall mean Compensation
                                           as defined in Section 1.11 of the
                                           Plan.

                                           The integration level shall be:

                                           [ ]    (i)    The Taxable Wage Base
                                                         (The maximum amount of
                                                         earnings which may be
                                                         considered wages for a
                                                         year under Section
                                                         3121(a)(1) of the Code
                                                         in effect as of the
                                                         first day of the Plan
                                                         Year.)

                                            [ ]   (ii)   $_______________ (Must
                                                         be less than the
                                                         Taxable Wage Base.)

                                            The maximum profit sharing disparity
                                            rate is equal to the lesser of:

                                            (a)   5.7% or

                                            (b)   The applicable percentage
                                                  determined in accordance with
                                                  the table below:

                                                     If the integration level:

                                                     Is more     But not more    The applicable
                                                     than           than         percentage is
                                                     ----           ----         -------------

                                                      $0.00         $X*             5.7%

                                                        X*       80% of TWB***      4.3%
                                                    80% of TWB***  Y**              5.4%

                                              * X  =  the greater of $10,000 or
                                                      20% of the TWB.
                                            **  Y  =  any amount more than 80%
                                                      of the TWB but less than
                                                      100% of the TWB.
                                            ***TWB =  Taxable Wage Base at the
                                                      beginning of the Plan
                                                      Year. The TWB for 1989 was
                                                      $48,000, $51,300 for 1990
                                                      and $53,400 for 1991.

                  (e) Is any Employee who is eligible to participate under this Plan covered by any other plan [including plans of non-participating employers required to be aggregated under Section 414(b), (c), or (m) of the Code] which is integrated with Social Security?

                           [ ]      (1)     No

                           [ ]      (2)     Yes

A-3.02(a)         Rollover contributions:

                           [ ]      (1)      shall not be permitted under this
                                             Plan.

                           [x]      (2)     shall be permitted under this Plan.

                  (b)      Rollover contributions shall be accepted from:

                           [ ]      (1)     Participants only.

                           [x]      (2)     Participants and non-Participants
                                            (otherwise eligible Employees who
                                            have not yet satisfied the age
                                            and/or service requirements for
                                            participation).

A-3.04 ALLOCATION OF EARNINGS shall be based on (select one):

                           [x] the Account balance as of the beginning of the allocation period plus 1/2 of all contributions allocated at the end of the allocation period, plus investment transfers in, and minus all withdrawals and investment transfers out.

                           [ ] the Account balance as of the beginning of the allocation period plus 1/2 of the Elective Deferral Contributions made by the Participant during the allocation period, plus investment transfers in and minus all withdrawals and investment transfers out.

                           [ ] the Account balance as of the beginning of the allocation period plus 1/2 of the Elective Deferral Contributions and rollover contributions made by the Participant during the allocation period, plus investment transfers in and minus all withdrawals and investment transfers out.

                           [ ] the Account balance as of the beginning of the allocation period plus investment transfers in, and minus all withdrawals and investment transfers out.

                           [ ] the Account balance as of the beginning of the allocation period plus all contributions allocated at the end of the allocation period and investment transfers in, and minus all withdrawals and investment transfers out.

A-3.11 Participants may direct the Trustee as to the investment of their individual Account balances which are attributable to: (check all which apply)

                  [x]  (a)          Elective Deferrals, if any.

                  [x]  (b)          Employer Matching Contributions, if any, are
                                    invested the same as Elective Deferrals.

                  [ ]  (c)          Rollovers, if any.

                  [ ]  (d)          All contributions regardless of source.

                  [ ]  (e)          None of the above -- Participants may not
                                    direct the investment of their accounts.

A-3.16   Participant Loans

                  [x]  (a)          shall be permitted in accordance with the
                                    Employer's written loan policy.

                  [ ]  (b)          shall not be permitted.


================================================================================
If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer must complete this Section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in
Section 419(e) of the Code, or an individual medical account, as defined in
Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.
================================================================================

A-3.27 If the Participant is covered under another qualified Defined
                  Contribution plan maintained by the Employer, other than a Master or Prototype plan:

                  [x] (a) N/A

                  [ ] (b) The provisions of Sections 3.20 and 3.21 of Article 3 shall apply as if the other plan were a
                                    Master or Prototype plan.

                  [ ] (c) The amount of Annual Additions credited to a
                                    Participant under this Plan shall be limited so that the total Annual Additions allocated to the Participant does not exceed the Maximum Permissible Amount.

                  [ ] (d) The amount of Annual Additions credited to a
                                    Participant under the other Plan maintained by the Employer shall be limited so that the total Annual Additions allocated to the Participant does not exceed the Maximum Permissible Amount.

A-3.28 If the Participant is or has ever been a Participant in a Defined Benefit plan maintained by the Employer:

                  [ ]   (a)  N/A

                  [x]   (b) The Annual Additions which may be
                                    credited to the Participant's Account under this Plan shall not be limited other than by the Maximum Permissible Amount as defined in
                                    Section 3.29(i). If the sum of the Defined
                                    Benefit Fraction and the Defined
                                    Contribution Fraction would otherwise exceed
                                    1.0, such sum shall be reduced so as to not exceed 1.0 by adjusting the Participant's Projected Annual Benefit under the Defined Benefit plan.

                  [ ] (c) If the sum of the Defined Benefit Fraction and the
                                    Defined Contribution Fraction would
                                    otherwise exceed 1.0, such sum shall be
                                    reduced so as to not exceed 1.0 by adjusting the Participant's Annual Additions under this Plan.

             =====================================================
                     4. CASH OR DEFERRED ARRANGEMENT (CODA)
             =====================================================

A-4.01   ELECTIVE DEFERRALS

                  (a) An eligible Employee may elect to have his Compensation reduced by

                           [x]      from 1 % to 15 %

                           [ ]
                                         (Specify)

                           Such election shall be in writing and in a form and manner specified by the Plan Administrator.

                  (b) A Participant may elect to commence, or modify the amount of, Elective Deferrals as of:

                           [ ]      the first day of each Plan Year.

                           [ ] the first day of each Plan Year and the date 6 months after the first day of each Plan Year.

                           [x]      the first day of each Plan Year quarter.

                           The Plan Administrator may permit an additional election in the event an Actual Deferral Percentage Test performed during the Plan Year permits or requires an adjustment in the deferral percentages.

A-4.02   MATCHING CONTRIBUTIONS

                  (a)      The Employer [select (1) or (2)]

                           [x]      (1)     shall

                           [ ]      (2)     shall not

                           make Matching Contributions to the Plan on behalf of all Participants who elect to have Elective Deferrals made under the Plan and who are credited with at least [select (3), (4) or (5)]

                           [ ]      (3)     1,000 Hours of Service

                           [ ]      (4)     500 Hours of Service

                           [x]      (5)     one Hour of Service

                           during the Plan Year [select (6) or (7)]

                           [x]      (6)     regardless of whether or not
                                            employed on the last day of the Plan
                                            Year.

                           [ ]      (7)     and is employed by the Employer on
                                            the last day of the Plan Year.

                           The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentages of Participants for a Plan Year, then the following rules shall apply:

                                    (1)     The group of Participants eligible
                                            to share in the Employer's
                                            contribution shall be expanded to
                                            include all Participants who are
                                            employed on the last day of the Plan
                                            Year and who are credited with at
                                            least 500 Hours of Service.

                                    (2)     If after the application of
                                            paragraph (1) above, the applicable
                                            test is still not satisfied, then
                                            the group of Participants eligible
                                            to share in the Employer's
                                            contribution shall be further
                                            expanded include all Participants
                                            who are credited at least 500 Hours
                                            of Service regardless of employment
                                            on the last day of the Plan Year.

                           Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b), (c) or (m).

                  (b) The Employer shall contribute and allocate to each Participant's Matching Contribution Account:

                           [ ] an amount equal to __________ percent of the Participant's Elective Deferrals.


                           [x] a discretionary matching contribution equal to a percentage (to be determined each year by the Employer) of each Participant's Elective Deferrals.

                  (c) The Employer shall not match Elective Deferrals in excess of ____ percent of a Participant's (select one):

                           [ ]      Compensation per pay period.

                           [ ]      annual Compensation.

                  (d) The Matching Contribution allocated to any Participant's account for the Plan Year shall not exceed (select one):

                           [ ]      $

                           [ ] ______ percent of the Participant's annual Compensation.

                           [x]      N/A

                  (e) Matching Contributions shall be vested in accordance with the following schedule (select one):

                           [ ]      100% vested at all times.

                           [x] The vesting schedule as elected in A-5.09(b) of the Adoption Agreement.

                  (f)      Matching contributions shall be made (select one):

                           [ ]      only from current or accumulated profits.

                           [x] without regard to current or accumulated profits.

A-4.03(F)         Qualified non-elective contributions shall be allocated to the accounts of Participants who are not Highly Compensated
                  Employees and who are credited with at least [select (1), (2) or (3)]

                           [ ]      (1)     1,000 Hours of Service

                           [ ]      (2)     500 Hours of Service

                           [x]      (3)     one Hour of Service

                           during the Plan Year [select (4) or (5)]

                           [ ]      (4)      regardless of whether or not
                                             employed on the last day of the
                                             Plan Year.

                           [x]      (5)      and is employed by the Employer on
                                             the last day of the Plan Year.

                           The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                           (1) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

                           (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan Year.

                           Note: Employer includes all employers required to be aggregated with the Employer under Code Sections 414(b), (c) or (m).

A-4.08 Pre-retirement distributions of all or any portion of a Participant's
                  Account balance, including Elective Deferrals and qualified non-elective contributions, upon attainment of age 59 1/2 (may not be less than 59 1/2)

                  [x]      (a)      shall

                  [ ]      (b)      shall not

                  be permitted provided the Participant is 100% vested, and the balance in the Participant's Account has accumulated for at least two years, or the Participant has completed five years of participation in the Plan.

A-4.11 Distribution on account of financial hardship

                  [x]      (a)      shall

                  [ ]      (b)      shall not

                  be permitted to the extent provided in Section 4.11, and subject to applicable regulations.



                          ============================
                                   5. BENEFITS
                          ============================

A-5.01 Normal Retirement Date: (select one)

                  [x]      (a)      The later of the first day of the month on
                                    or following a Participant's 65th (cannot be less than 55th or exceed 65th) birthday or the first day of the month on or following the N/A (lst - 5th or N/A) anniversary in which (select one)

                                    [ ]     participation commenced

                                    [ ]     the Employee first performed an Hour
                                            of Service

                                    but in no event later than the first day of the month on or following a Participant's ____________ birthday.

                  [ ]      (b)      The later of the first day of the Plan Year
                                    nearest a Participant's (cannot be less than 55th or exceed 65th) birthday, or the first day of the Plan Year nearest the ___________
                                    (1st - 5th or N/A) anniversary in which
                                    (select one)

                                    [ ]     participation commenced

                                    [ ]     the Employee first performed an Hour
                                            of Service but in no event later
                                            than the first day of the Plan Year
                                            nearest a Participant's
                                            _______________ birthday.

A-5.03   Disability Retirement Benefit

                  In the event of total and permanent Disability, a Participant shall: (select one)

                  [x]      (a)      automatically become 100% Vested in the
                                    Account.

                  [ ]      (b)      be entitled to the vested Account based on
                                    the vesting schedule designated in the
                                    Adoption Agreement.

A-5.06   Benefits shall be distributed

                  [x]      (a)      only in the form of a single lump-sum
                                    payment. (May not elect if other forms were available immediately preceding the adoption of this Plan.)

                  [ ]      (b)      in accordance with the provisions of Section
                                    5.11.


A-5.09(B)         The vesting schedule for benefits (derived from the Employer's contributions pursuant to Article 3) upon termination of employment shall be determined according to the selection based on years of Vesting Service as credited in accordance with A-1.39: (select one)

                  [ ]      (a)      100% vested at all times

                  [x]      (b)      100% vested after 5 (not to exceed 5) years
                                    of Vesting Service.

                  [ ]      (c)      20% vested after 2 years of Vesting Service
                                    40% vested after 3 years of Vesting Service
                                    60% vested after 4 years of Vesting Service
                                    80% vested after 5 years of Vesting Service
                                    100% vested after 6 years of Vesting Service

                  [ ]      (d)      20% vested after 3 years of Vesting Service
                                    40% vested after 4 years of Vesting Service
                                    60% vested after 5 years of Vesting Service
                                    80% vested after 6 years of Vesting Service
                                    100% vested after 7 years of Vesting Service

                  [ ]      (e)      Specify: (Must in all years be as favorable
                                    as the schedule in (b) above, or as
                                    favorable as the schedule in (d) above.)

                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service


                           NOTE: IF THIS IS A RESTATED PLAN AND THE VESTING SCHEDULE HAS BEEN AMENDED, ENTER THE PRE-AMENDMENT SCHEDULE BELOW:

                  [ ]      (f)      __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service


                  [ ]      (g)      Vesting schedule has not been amended or is
                                    more favorable than prior schedule at all points in time.

A-5.09(D)         Distributions upon termination of service shall be made as soon as administratively feasible following:

                  [x]      (a)      Termination of employment.

                  [ ]      (b)      The end of the Plan Year following
                                    termination of employment.

                  [ ]      (c)      The end of the Plan Year during which a
                                    One-Year Break in Service occurs.

                  [ ]      (d)      Normal Retirement Date, Death, or
                                    Disability.

                  Note: May not be more restrictive than the provision in effect immediately preceding the adoption of this Plan.

                            ========================
                                  8. TOP-HEAVY
                            ========================


 =============================================================================
 Before completing this Section of the Adoption Agreement, the Employer should carefully read Article 8 of the Prototype Plan Document.
 =============================================================================

A-8.04 Minimum Top-heavy Allocations: The purpose of this Section A-8.04 is to coordinate Top-Heavy minimum contributions or benefits when two or more plans of the Employer are involved. If the Employer maintains only this plan, and has never maintained a Defined Benefit plan, the Employer is required to complete only Section (d). If the Employer maintains (or has maintained) a Defined Benefit plan, this Section should be completed with only the advice of that plan's actuary. If the Employer maintains two Defined Contribution plans, and has never maintained a Defined Benefit plan, the Employer is required to complete only Section (c).

                  (a) If the Employer maintains a Defined Benefit plan, this Section must be completed.

                           If a non-key Employee participates in both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), Top-Heavy minimum benefits shall be provided as follows:

                           [ ]    (1)   In the Defined Contribution Plan, with a
                                        minimum allocation of:

                                        [ ]    (i)     5% of total Compensation
                                                       (Defined Benefit and
                                                       Defined Contribution
                                                       Fractions computed using
                                                       100% of the dollar
                                                       limitation).

                                        [ ]    (ii)    7.5% of total
                                                       Compensation (Defined
                                                       Benefit and Defined
                                                       Contribution Fractions
                                                       computed using 125% of
                                                       the dollar limitation).

                           [x]    (2)   In the Defined Benefit Plan, with a
                                        minimum annual accrual of:

                                        [x]    (i)     2% of the highest 5
                                                       consecutive year average
                                                       compensation (Defined
                                                       Benefit and Defined
                                                       Contribution fractions
                                                       computed using 100% of
                                                       the dollar limitation).

                                        [ ]    (ii)    3% of the highest 5
                                                       consecutive year average
                                                       compensation. (Defined
                                                       Benefit and Defined
                                                       Contribution Fractions
                                                       computed using 125% of
                                                       the dollar limitation).

                           If the Top-Heavy Ratio exceeds 90%, the minimum benefit shall be provided in:

                           [ ]      (3)      the Defined Contribution plan with
                                             a minimum allocation of 5% of total
                                             Compensation.

                           [ ]      (4)      the Defined Benefit plan with a
                                             minimum accrual of 2% of the
                                             highest 5 consecutive year average
                                             compensation.

                                    Note:    When the Top-Heavy Ratio exceeds
                                             90%, the Defined Benefit and
                                             Defined Contribution Fractions
                                             shall be computed using 100% of the
                                             dollar limitation.

                  (b) If the Employer maintains (or has maintained) a Defined Benefit plan, this Section must be completed.

                           If the Employer maintains both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), a non-key Employee who participates only in the Defined Contribution plan shall receive a minimum allocation of:

                           [x]      (1)      3% of total Compensation (Defined
                                             Benefit and Defined Contribution
                                             Fractions computed using 100% of
                                             the dollar limitation).

                           [ ]      (2)      4% of total Compensation (Defined
                                             Benefit and Defined Contribution
                                             Fractions computed using 125% of
                                             the dollar limitation).

                           If the Top-Heavy Ratio exceeds 90%, each non-key Employee who participates only in the Defined Contribution plan shall receive a minimum allocation of 3% of total Compensation.

                  (c) If the Employer maintains two Defined Contribution plans, this Section must be completed.

                           If a non-key Employee participates in two Defined Contribution plans maintained by the Employer, the Defined Contribution minimum allocation requirement shall be met

                           [ ]      (1)     in this plan.

                           [ ]      (2)     in the other plan.
                                                      (Name of Plan)





                  (d) Complete this Section only if (a), (b) and/or (c) have not been completed.

                           [ ] The Employer maintains only this Plan and has never maintained a Defined Benefit Plan.

A-8.06 TOP HEAVY VESTING...If this Plan becomes a Top-Heavy Plan, the following vesting schedule for such Plan Year and each succeeding Plan Year, whether or not Top-Heavy, shall be effective and shall be treated as a Plan amendment pursuant to this Agreement.

                  [ ]      (a)      100% vested after _____________ (not to
                                    exceed 3) years of Vesting Service.

                  [ ]      (b)      20% vested after 2 years of Vesting Service
                                    40% vested after 3 years of Vesting Service
                                    60% vested after 4 years of Vesting Service
                                    80% vested after 5 years of Vesting Service
                                    100% vested after 6 years of Vesting Service

                  [ ]      (c)      Specify: (Must in all years be as favorable
                                    as either the schedule in (a) or (b) above.)

                                    20% vested after 2 years of Vesting Service
                                    40% vested after 3 years of Vesting Service
                                    80% vested after 4 years of Vesting Service
                                    100% vested after 5 years of Vesting Service
                                    __% vested after __ years of Vesting Service
                                    __% vested after __ years of Vesting Service

                  [ ]      (d)      N/A, Vesting schedule in A-5.09 is equal to
                                    or more favorable than (a) or (b) above.

                  However, this Section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become Top-Heavy. Such Participant's Account balance attributable to Employer contributions and forfeitures shall be determined without regard to this Section.

--------------------------------------------------------------------------------

The adopting Employer may not rely on an Opinion Letter issued by the Cincinnati Key District Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a Determination Letter.

This adoption agreement may be used only in conjunction with Defined Contribution Prototype Plan #01.

Provided the adoption of this Plan is properly registered with the Prototype Sponsor, the Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The adoption of the Plan is not properly registered unless the attached registration card is returned to:

         Buck Consultants, Inc.
         202 West Berry Street, Suite 700
         Fort Wayne, IN  46802

Inquiries by adopting Employers regarding the adoption of this Plan, the intended meaning of any Plan provisions, or the effect of the Opinion Letter may be directed to the Prototype Sponsor at the above address or phone (219) 426-7800.

The Employer represents that it has consulted with its attorney with respect to its adoption of this Plan, and agrees to the provisions of the Plan and Trust.

IN WITNESS HEREOF, the Employer has caused this Agreement to be signed by its duly authorized Officer and the Trustee(s) have accepted the appointment and signed this Agreement.

                                                 The Merchants National Bank
                                                 ---------------------------
                                                 (Legal Name of Employer)

                                                 BY:

---------------
(Date)                             (Signature of Officer)

                                             Accepted By:

---------------
(Date)                             (Signature of Trustee)

---------------
(Date)                             (Signature of Trustee)

---------------
(Date)                             (Signature of Trustee)

Participating Employer          Authorized Signature          Date
----------------------          --------------------          ----


----------------------          --------------------

----------------------          --------------------




================================================================================
Failure to complete this Adoption Agreement properly may result in disqualification of the Plan.
================================================================================

                             R E G I S T R A T I O N
                                       OF
                             BUCK CONSULTANTS, INC.
                                NON-STANDARDIZED
                  401(K) SAVINGS PLAN AND TRUST PROTOTYPE PLAN
                                    PLAN #002

Adopting Employer:      The Merchants National Bank
                    -------------------------------

Address: 100 North High Street
         -----------------------
         Hillsboro, Ohio   45133
         -----------------------



Telephone:         (513) 393-1993
                   --------------

The Adopting Employer agrees to provide Buck with any changes to its current mailing address and to give Buck written notification of any plan amendment (as outlined in Section 10.01 of the Defined Contribution Prototype Plan #01), restatement or termination.

Buck agrees to:

         * provide the Adopting Employer with a copy of the current Defined Contribution Prototype Plan #01 and Adoption Agreement; and
         * advise the Adopting Employer of any amendments made to the Prototype Plan; and
         * inform the Adopting Employer of any changes in the Prototype Plan's qualified status; and
         * inform the Adopting Employer of any discontinuance or abandonment of the Prototype Plan.

This registration does not effect the rights and obligations of Buck or the Adopting Employer under any other arrangement, including (but not limited to) Buck's right to charge a fee for providing an updated Prototype Plan and/or Adoption Agreement.

Continued reliance by the Adopting Employer upon the Prototype Plan's favorable Opinion Letter from the IRS is dependent upon the Adopting Employer adopting the current version of the Prototype Plan.

Please sign and return this registration form to:

         Buck Consultants, Inc.
         202 W. Berry Street, Suite 700
         Fort Wayne, IN  46802
         Attention:  Nancy C. Peterson



(Adopting Employer)            (Title)         (Date)